UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)        (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/18

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series

Annual Report

December 31, 2018

Equity

Lazard Retirement Emerging Markets Equity Portfolio

Lazard Retirement International Equity Portfolio

Lazard Retirement US Equity Select Portfolio

Lazard Retirement US Small-Mid Cap Equity Portfolio

Multi-Asset

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard
4	Investment Overviews
15	Performance Overviews
19	Information About Your Portfolio’s Expenses (unaudited)
21	Portfolio Holdings Presented by Sector
22	Portfolios of Investments
22	Lazard Retirement Emerging Markets Equity Portfolio
26	Lazard Retirement International Equity Portfolio
30	Lazard Retirement US Equity Select Portfolio
34	Lazard Retirement US Small-Mid Cap Equity Portfolio
39	Lazard Retirement Global Dynamic Multi-Asset Portfolio
63	Notes to Portfolios of Investments
66	Statements of Assets and Liabilities
68	Statements of Operations
70	Statements of Changes in Net Assets
74	Financial Highlights
81	Notes to Financial Statements
105	Report of Independent Registered Public Accounting Firm
107	Board of Directors and Officers Information (unaudited)
110	Other Information (unaudited)

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report   1

Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

In 2018, volatility returned to global markets. The economic trajectories of the major economies diverged during the year, with US growth accelerating and non-US growth decelerating. Tighter US monetary policy, declining oil prices, and trade tensions between the United States and China also increased risk aversion. Against this backdrop, almost every major developed and emerging equity market declined during the year. Despite the uptick in global market turbulence, our portfolio management teams remain steadfast in their investment discipline and continue to focus on fundamental research.

The US equity market ended the year down after a severe fourth quarter sell-off. During the quarter, volatility as measured by the CBOE Volatility® Index increased, corporate credit spreads widened, the yield curve flattened, and the yield on the 10-year US Treasury declined. Crude oil prices fell by nearly $29 per barrel on the back of concerns over flagging global demand and elevated supply.

In Europe, political risks increased throughout the year as the Italian election led to a governing coalition of The League and the Five Star Movement. The United Kingdom struggled with finalizing a resolution to exit the European Union (“Brexit”) and German Chancellor Angela Merkel announced she would step down in 2021. The European Central Bank ended its monthly asset purchase program in December, but kept its benchmark interest rate at zero.

Emerging markets equities and debt fell significantly in 2018 as macroeconomic and geopolitical developments weighed on market sentiment. The rising US dollar pressured most emerging markets during the year. In Turkey, uncertainty related to the country’s trade deficit was exacerbated by US sanctions and a diplomatic dispute with the United States over a detained American pastor. Uncertainty about trade and concerns about decelerating Chinese growth rippled through the global economy. Despite these challenges, our emerging markets equity and debt teams believe that many emerging markets still have solid fundamentals, and are well-positioned to grow faster than the global growth average.

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We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. Be assured that our specialist investment teams, supported by our global infrastructure, are continuing to strive for the long-term patterns of performance that you expect.

Sincerely,

Lazard Asset Management LLC

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Lazard Retirement Series, Inc. Investment Overviews

Emerging Markets Equities

Emerging markets equities experienced a highly volatile year in 2018, dominated by mostly political and macroeconomic factors. At different moments, the markets were primarily affected by sanctions, the effects of strong US economic growth and a strong US dollar, and a major trade dispute between the United States and China. The MSCI Emerging Markets® Index fell by 14.6%, as measured in US dollar terms, over the year. Although several Latin American markets were negatively impacted by US dollar strength, Brazilian shares rallied towards year-end on the election of fiscal reform candidate, Jair Bolsonaro, and returns for the year were less impacted than in Asia. Asian markets were hurt by the trade rhetoric and particularly by tariff increases that were implemented after May.

Chinese equities fell by 18.9% over the year as trade measures, such as tariffs, were implemented and internet companies recorded decelerating revenues. Investor worries over the possibility of severe earnings volatility pressured large technology company stocks in Taiwan and Korea on a relative basis. Thai shares benefited from robust trade performance and Indian stocks performed well despite political worries towards year-end. Pakistani shares and currency, however, fell throughout the year as the country’s trade and financial position undermined returns.

Most Latin American markets performed poorly over the year, pressured by the strong US dollar and volatile commodity prices. The election of Andres Manuel Lopez Obrador in Mexico initially helped markets, as he impressed investors but then, following unusual political decisions, Mexican share prices declined. The regional returns for the year were dominated by Brazil, where stocks were initially negatively impacted by the effects of the strong US dollar, but were later buttressed by the presidential victory of fiscal reform-seeking candidate Jair Bolsonaro.

Despite being hit by ongoing threats and several versions of sanctions, Russian equities managed to rally and finish the year only marginally lower than zero. Greek shares fell sharply as measures to stabilize the stock market did not impress investors. Equities in

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the Czech Republic and Hungary held up relatively well as European economic performance was sustained throughout the year. Shares in South Africa, which descended into recession, and Turkey, where interest rates had to be increased substantially after authorities appeared to demonstrate a lack of action in an inflationary crisis, were considerably hurt by the effects of the strong US dollar.

From a sector perspective, consumer discretionary, communication services, health care, information technology, and real estate were the biggest underperformers. Utilities and financials fell slightly, while energy stocks rose in 2018.

International Equities

International equities declined significantly in 2018 as investor sentiment was undermined by global macroeconomic and geopolitical trends, including interest rate pressures, trade disputes, and populism. Riskier assets around the world sold off, with many generating their worst calendar-year performance since the global financial crisis a decade ago.

The MSCI EAFE® Index declined 12.5% in the fourth quarter and was down 13.8% in 2018. Emerging markets equities (represented by the MSCI Emerging Markets Index) fell less in the fourth quarter, declining 7.5%, but also fell dramatically in the second quarter and ended 2018 down 14.6%. US equities joined the rout, with the S&P 500® Index plunging 13.5% in the quarter to end the year down 4.4%. These returns are notable given the outperformance of US equities over international equities over much of the past decade. In the fourth quarter, international equities (represented by the MSCI EAFE Index) outperformed US equities (represented by the S&P 500 Index) by about 100 basis points (bps), fueled by December’s outperformance of more than 400 bps.

Over the past couple years, we believed that investors had not been pricing in many global risks, especially in the United States. As global economic data began to plateau and decline from peak levels earlier in 2018, markets entered the later phases of the economic cycle. International equity valuations at this point came

Annual Report   5

under more pressure, bearing the brunt of investor fears about slowing global growth and geopolitical tensions. This trend began to change later in the fourth quarter as US equities (represented by the S&P 500 Index) in December dropped 9%.

The latest economic data shows a deceleration in global growth, with recent indicators for manufacturing in decline. In the United States, which had resisted the slowing global trend, manufacturing (as measured by the Institute for Supply Management’s manufacturing index) decreased unexpectedly in December to a 2-year low. In Europe, leading indicators fell from elevated levels, and the euro zone’s 0.2% fourth quarter rise in GDP was the lowest since 2014. The Japanese economy contracted 0.3% in the third quarter with the MSCI Japan® Index returning -14.2% in the fourth quarter. China, in the meantime, has implemented stimulus (including liquidity injections, tax cuts, and regulatory easing) for several months as its economy slows and US tariffs weigh on sentiment.

One of the main factors compressing multiples in global equity markets has been political uncertainty. In the United States, trade tensions persisted, while the government shut down over funding for a physical wall on the nation’s southern border. In the United Kingdom, Prime Minister Theresa May’s Brexit deal with the European Union drew opposition from across the UK political spectrum, raising further investor uncertainty as the March 29th deadline for a deal draws closer. Elsewhere, France, Italy and Germany were also experienced their own political tensions.

The decline of investor confidence in 2018 was most pronounced in emerging markets equities, with the MSCI Emerging Markets Index falling 14.6% for the year. Most of these losses occurred earlier in the year before the decline in developed markets. Some of this performance reflected the fact that emerging markets generated extraordinary returns in 2017 and that the asset class is relatively volatile. However, the downturn was also due to a significant shift in investor sentiment going into the year, when confidence was high as the major global economies appeared to be growing together and investors expected healthy earnings. Within a few months, however, US economic growth, boosted by tax cuts and

6   Annual Report

fiscal stimulus, appeared to diverge from the rest of the world. Relatively strong US growth supported further rate hikes by the Fed, which in turn boosted the US dollar early in the year.

The rising dollar put pressure on emerging markets in general, but investors focused on countries with high current account deficits and/or significant holdings of US dollar-denominated debt, significantly impacting Argentina’s and Turkey’s equity markets. Another weight on emerging markets sentiment last year was trade. President Donald Trump in 2018 took action against trade deficits, implementing or threatening tariffs on nearly a quarter of US imports. Uncertainty about trade lowered Chinese confidence just as policy-makers were trying to restrict credit growth, reduce systemic risk, and deleverage the economy. Chinese equities sold off, and decelerating Chinese growth rippled through the global economy. However, in the fourth quarter, emerging markets showed signs of resilience, with equities down far less than in developed markets.

The uncertainty and volatility global investors faced in 2018 will likely continue in 2019. We see this, however, as a partly positive development. The fact that investors are pricing in risks leads us to be more constructive about markets going forward given that valuations have come down. We acknowledge challenges for growth, geopolitics, and corporate earnings, but we also note that prior market reversals have led to more realistic pricing and, in some cases, opportunities.

US Equities

The S&P 500 Index fell 4.4% for the year. Following strong performance in 2017, stocks continued to set new records into the new year as solid economic data and progress in government initiatives spurred investor optimism. Corporate earnings and other indicators of economic health were largely positive, as the majority of companies reported quarterly earnings above expectations, the economy continued to add jobs at a strong rate, and consumer confidence hit an 18-year high in September. Annualized GDP growth readings during the year were broadly above consensus expectations, with second and third quarter readings marketing at multi-year highs. However, markets suffered their worst quarter

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since 2011 in the fourth quarter, as many investors worried that valuations for many higher-growth companies had gotten extended, while continued concerns about a prolonged US government shutdown, tariffs, Brexit, and a slowdown in the housing and oil markets accelerated the sell-off.

Multi-Asset

Global developed equity markets suffered a steep fall in 2018 as the MSCI World® Index closed 8.7% lower, in US dollar terms. A surge in January culminated with a steep drawdown in early February as rising US yields generated speculation and higher volatility. After that, markets were generally in an uptrend until the fourth quarter, where volatility took over and a sharp drawdown occurred. Investor sentiment turned negative late in the year, as markets fell sharply during December and investors shunned risk assets.

Interest rate and oil price trends affected stock returns in financials and energy. Both sectors lost more than 15% during the year as rates generally trended upward and oil prices collapsed in the fourth quarter. Despite negative news flow and a tech-focused sell-off in the fourth quarter, the information technology sector managed to end the year essentially flat. In this environment, utilities and health care — historically defensive sectors — had positive returns. US equities had the best performance across the major regions while Japan, the United Kingdom, and Europe had significantly steeper losses. The MSCI Emerging Markets Index fell 14.6% for the year, as equities in these markets were affected by global trade concerns and a stronger US dollar.

In fixed income, the bellwether US 10-year Treasury closed the year at 2.68% after topping out near 3.25% in early November. Similar-maturity Japanese and German bonds ended the year at 0.24% and 0.00%, respectively. Rates also rallied strongly late in the year in “higher quality” markets such as Australia, Canada, Singapore, and the United Kingdom. Credit markets were under pressure late in the year in sympathy with weaker equity markets, especially high-yield bonds, whose spreads continued to widen, even with the drought in new supply/issuance for this asset class in December. Investment grade spreads and emerging markets external debt

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spreads also widened during the year. Currency markets were largely dominated by US dollar strength, where the safe-haven status of the Japanese yen was re-asserted, as it was one of the few currencies to gain value versus the US dollar.

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2018, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of -18.32%, while Service Shares posted a total return of -18.56%, as compared with the -14.58% return for the MSCI Emerging Markets Index.

During the year, shares of Cielo, a Brazilian credit card processor, fell on concerns about increased competition and regulatory change. SK Hynix and Samsung Electronics, a Korean semiconductor manufacturer and a Korean manufacturer of electronic goods, respectively, were both hurt by falling memory chip prices. Sberbank, a Russian bank, was hurt by renewed sanction concerns. Concerns over recent weakness in Apple smartphone sales negatively affected sentiment for AAC Technologies, a Chinese manufacturer of smartphone components. Stock selection within the financials and energy sectors and within Brazil and Russia hurt performance. A higher-than-index exposure to Turkey also detracted from value.

In contrast, Banco do Brasil, a Brazilian bank, continued its recent strong performance with more positive data in Brazil for loan growth, non-performing loans, and net interest margins, and optimism for economic reforms under the Bolsonaro administration. Tata Consultancy Services, an Indian IT services provider, continued to benefit from a weaker rupee and improved sentiment regarding IT spending across the sector. LUKOIL, a Russian energy company, benefited from the environment of higher oil prices and a weaker ruble, and shares were also boosted by a company share buyback program. ENN Energy, a Chinese gas distribution company, continued to benefit from healthy volume growth and the government’s strong push to boost gas consumption. Petrobras Distribuidora, an operator of petrol stations in Brazil and throughout Latin America, was boosted by positive sentiment on the back of the election of market-friendly candidate, Jair Bolsonaro. Stock

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selection within China helped performance. A greater-than-benchmark exposure to Russia also added value.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2018, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of -13.91%, as compared with the -13.79% return for the MSCI EAFE Index.

Stock selection in the consumer staples sector detracted from relative returns. British American Tobacco declined as a potential ban of menthol in the US combustibles market made the potential for significant EPS contraction more of a reality. For several quarters, we had thought the growth algorithm in the combustible business (revenues lost from modest volume declines were more than offset by revenues gained by price increases) remained generally intact, despite a short-term larger volume setback early in the year, and the stock represented good relative value. However, due to the fact that management had more recently appeared less confident in their margin outlook, along with the potential menthol ban and high financial leverage in the business model, we deemed the thesis impaired and sold the stock. In the energy sector, the Canadian integrated oil sands and refinery company Suncor lagged on the back of a very weak commodity. With cash operating costs below $50/barrel, however, we believe Suncor will continue to generate significant free cash flow. Management spent the past several years repositioning their portfolio by selling highly valued infrastructure and renewables as well as downstream assets and buying cheap, synergistic oil assets. Total operating costs continue to decline while production growth remains steady amidst declining capital expenditures. This capital allocation model allows Suncor to be one of the rare large energy companies with the ability to buy back stock and increase their dividend. Lastly, the Portfolio’s lower-than-benchmark weights in the utilities and health care sectors detracted from relative returns.

In contrast, stock selection in the consumer discretionary sector was among the largest drivers of relative returns. Don Quijote, a Japanese discount retailer that focuses on lower cost household

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items to drive store traffic, performed well, rising almost 20%. The company announced a favorable, significant transaction with Family Mart involving Don Quijote taking full control of Family Mart’s struggling Uny chain of stores, while Family Mart made a tender offer for 20% of Don Quijote shares in the market. Elsewhere, stock selection in the financials sector was additive to relative returns. Aon, the global insurance broker domiciled in the United Kingdom, helped performance during the year. This long-term holding has demonstrated the ability to generate strong free cash flow from operating leverage derived from improving organic growth and disciplined spending and capital allocation. The rising free cash flow has been used for sizable and consistent share buybacks. More recently, investors have rewarded the stock for the increasingly consistent level of organic revenue growth. Also in the financial services sector, DBS Group Holdings, Singapore’s largest bank, outperformed. Our original thesis was predicated on an increase in net interest margins and fading bad debt charges. In a year when most US and European banks saw significant multiple compression, DBS outperformed with higher margins resulting from a consistent focus on increasing digitization, improving credit quality, and solid loan demand. Stock selection in the health care sector was also beneficial to relative returns as shares of Medtronic, the Irish-domiciled global leader in medical devices, positively impacted performance. Our thesis of improving revenue growth from new product launches coupled with margin expansion from an increased focus on costs continued to play out.

Lazard Retirement US Equity Select Portfolio

For the year ended December 31, 2018, the Lazard Retirement US Equity Select Portfolio’s Service Shares posted a total return of -3.32%, as compared with the -4.38% return for the S&P 500 Index.

Stock selection and an overweight position in the information technology sector contributed to performance. Shares of communications equipment maker, Motorola Solutions, rose as the company continued to execute on its evolution from a hardware company to one focused on providing a public safety platform, which has been driving recurring software and services revenues. Stock selection in the health care sector also helped returns. Shares of medical device

Annual Report   11

maker, Medtronic, rose as the company experienced strong organic revenue growth throughout the year with robust sales across all business lines, with the standout being its diabetes products.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of eBay fell, as the company’s structured data initiative has not been driving as many benefits as hoped. Management subsequently reset its strategy around these realities, which encouraged investors. Stock selection and an overweight position in the financials sector also hurt returns. Shares of lenders, including Citizens Financial and SunTrust, fell amid uncertainty around the Federal Reserve’s path of interest rate increases.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2018, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of -13.24%, as compared with the -10.00% return for the Russell 2500® Index.

Stock selection in the consumer discretionary sector detracted from performance. Shares of household appliance maker Whirlpool fell after the company reported disappointing second-quarter results, hurt by weakness in its businesses in the United States, Europe, the Middle East, and Africa. We sold our position in October, as our thesis had changed. Stock selection in the energy sector also hurt returns. Shares of U.S. Silica fell after the company reported quarterly earnings generally below expectations, hurt by disappointing price and volume metrics in its oil and gas business. We sold our position in September, as our thesis had changed.

In contrast, stock selection in the industrials sector contributed to performance. Shares of FTI Consulting rose after the company reported quarterly earnings broadly above expectations, driven by strong performance across most of its businesses. Stock selection in the health care sector also helped performance. Shares of Evolent Health rose after the company reported broadly strong quarterly results and several new contracts.

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Lazard Retirement Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2018, the Lazard Retirement Global Dynamic Multi-Asset Portfolio’s Service Shares posted a total return of -6.57%1, as compared with the -8.71% return for the MSCI World Index and -4.79% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

In terms of asset allocation, our average overweight to equities versus fixed income hurt performance for the year.

Within equities, stock selection in the consumer staples, financials, and health care sectors added value. By country, stock selection in Australia, Netherlands, Norway, and the United States helped performance. In contrast, stock selection in the consumer discretionary, materials, real estate, and utilities sectors hurt performance, as did stock selection in Denmark, Finland, and Germany.

Within fixed income, country allocation such as our overweight exposure to bonds in Australia, New Zealand, and Poland helped the Portfolio, as did security selection in Norway and avoiding exposure to Italy. In terms of currency allocation, overweight exposure to the Japanese yen and Canadian dollar added value. In contrast, underweight exposure to bonds in core Europe and Japan hurt performance, as did tactical overweight exposure to the Mexican peso, Australian dollar, and New Zealand dollar.

The Portfolio uses currency forwards opportunistically and for hedging purposes. The impact of these instruments was positive over the year.

[1]	Investor Shares were launched on December 31, 2018 and posted a total return of 0.00% during the period.

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Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2018, except as otherwise indicated; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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Lazard Retirement Series, Inc. Performance Overviews

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and MSCI Emerging Markets® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years
Service Shares**	–18.56%	–0.84%	7.04%
Investor Shares**	–18.32%	–0.59%	7.31%
MSCI Emerging Markets Index	–14.58%	1.65%	8.02%

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and MSCI EAFE® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years
Service Shares	–13.91%	–0.35%	5.62%
MSCI EAFE Index	–13.79%	0.53%	6.32%

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Lazard Retirement US Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Equity Select Portfolio and S&P 500® Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years
Service Shares	–3.32%	6.27%	11.19%
S&P 500 Index	–4.38%	8.49%	13.12%

Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Ten Years
Service Shares	–13.24%	4.41%	12.25%
Russell 2500 Index	–10.00%	5.15%	13.15%
Russell 2000/2500 Linked Index	–10.00%	5.15%	12.69%

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Lazard Retirement Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi-Asset Portfolio, MSCI World® Index and GDMA Index*

Average Annual Total Returns*

Periods Ended December 31, 2018

	One Year	Five Years	Since Inception	†
Service Shares**	–6.57%	3.53%	6.29%
Investor Shares**	N/A	N/A	0.00%
MSCI World Index	–8.71%	4.56%	7.92%
GDMA Index	–4.79%	2.96%	4.43%
†	The inception date for the Service Shares was April 30, 2012 and for the Investor Shares was December 31, 2018.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements) for Lazard Retirement Emerging Markets Equity Portfolio and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

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The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy.

The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000/2500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 (when Lazard Retirement US Small-Mid Cap Equity Portfolio’s investment focus was changed from small cap companies to small-mid cap companies) and the Russell 2500 Index for all periods thereafter.

The Russell 2000 Index includes approximately 2000 of the smallest securities in the Russell 3000 Index, representing roughly 10% of the total market capitalization of Russell 3000 companies.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Barclays Global Aggregate® Index and is rebalanced monthly. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury.

**	The performance of Service Shares and Investor Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2018 through December 31, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other mutual funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the participating insurance companies. Such charges will have the effect of reducing account value.

Annual Report   19

		Ending		Annualized
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
Portfolio	7/1/18	12/31/18	7/1/18 - 12/31/18	7/1/18 - 12/31/18

Retirement Emerging Markets Equity
Service Shares
Actual	$1,000.00	$926.40	$6.70	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$7.02	1.38%
Investor Shares
Actual	$1,000.00	$927.90	$5.49	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75	1.13%

Retirement International Equity
Service Shares
Actual	$1,000.00	$887.10	$5.33	1.12%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70	1.12%

Retirement US Equity Select
Service Shares
Actual	$1,000.00	$940.10	$4.89	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

Retirement US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$834.50	$5.32	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

Retirement Global Dynamic Multi-Asset
Service Shares
Actual	$1,000.00	$939.90	$5.13	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

20   Annual Report

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector December 31, 2018

	Lazard			Lazard
	Retirement	Lazard	Lazard	Retirement
	Emerging	Retirement	Retirement	US Small-
	Markets	International	US Equity	Mid Cap
	Equity	Equity	Select	Equity
Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Communication Services	14.4%	9.2%	7.3%	1.5%
Consumer Discretionary	7.3	9.4	9.8	10.5
Consumer Staples	6.1	8.1	7.5	2.1
Energy	8.7	6.7	6.4	1.8
Financials	28.9	19.6	15.7	17.2
Health Care	0.7	7.9	18.3	11.6
Industrials	4.6	20.2	11.1	17.1
Information Technology	18.6	5.2	21.3	13.0
Materials	5.2	5.7	0.7	6.2
Real Estate	—	2.7	1.5	12.0
Utilities	1.0	1.8	—	4.6
Short-Term Investments	4.5	3.5	0.4	2.4
Total Investments	100.0%	100.0%	100.0%	100.0%

Lazard
Retirement
Global
Dynamic
Multi-Asset
Sector*	Portfolio

Communication Services	4.7%
Consumer Discretionary	8.4
Consumer Staples	8.2
Energy	2.8
Financials	14.8
Health Care	9.2
Industrials	10.3
Information Technology	9.1
Materials	1.8
Real Estate	2.6
Utilities	3.1
Municipal	0.7
Sovereign Debt	16.3
US Government Securities	0.5
US Treasury Securities	4.7
Short-Term Investments	2.8
Total Investments	100.0%

*	Represents percentage of total investments.

Annual Report   21

Lazard Retirement Series, Inc. Portfolios of Investments December 31, 2018

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 95.9%

Argentina | 1.5%
YPF SA Sponsored ADR	635,540	$8,509,881

Brazil | 8.7%
Ambev SA ADR	1,531,377	6,002,998
Banco do Brasil SA	1,864,266	22,434,439
BB Seguridade Participacoes SA	1,244,000	8,888,261
CCR SA	2,034,300	5,908,744
Cia de Saneamento Basico do Estado de Sao Paulo	19,000	154,591
Cielo SA	2,447,384	5,612,608
Petrobras Distribuidora SA	87,241	577,822
		49,579,463
China | 19.8%
AAC Technologies Holdings, Inc.	753,436	4,330,974
Anhui Conch Cement Co., Ltd., Class H	1,329,875	6,381,259
Baidu, Inc. Sponsored ADR (*)	40,909	6,488,168
China Construction Bank Corp., Class H	34,603,126	28,370,555
China Mobile, Ltd. Sponsored ADR	461,246	22,139,808
China Shenhua Energy Co., Ltd., Class H	2,164,275	4,713,999
CNOOC, Ltd.	3,765,679	5,769,271
ENN Energy Holdings, Ltd.	599,395	5,284,784
Hengan International Group Co., Ltd.	543,527	3,942,099
NetEase, Inc. ADR	69,036	16,249,003
Weichai Power Co., Ltd., Class H	7,730,958	8,766,774
		112,436,694
Egypt | 1.0%
Commercial International Bank Egypt SAE GDR	1,294,409	5,494,496

Hong Kong | 1.0%
ASM Pacific Technology, Ltd.	612,088	5,865,311

Hungary | 2.0%
OTP Bank Nyrt.	288,434	11,633,405

The accompanying notes are an integral part of these financial statements.

22   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

India | 8.8%
Axis Bank, Ltd. (*)	1,401,038	$12,464,079
Bajaj Auto, Ltd.	129,118	5,021,397
Bharat Petroleum Corp., Ltd.	302,566	1,568,778
HCL Technologies, Ltd.	351,156	4,841,604
Hero MotoCorp, Ltd.	192,163	8,531,584
Infosys, Ltd. Sponsored ADR	491,230	4,676,509
Tata Consultancy Services, Ltd.	484,458	13,144,310
		50,248,261
Indonesia | 5.8%
PT Astra International Tbk	12,467,704	7,177,068
PT Bank Mandiri (Persero) Tbk	22,259,030	11,411,153
PT Semen Indonesia (Persero) Tbk	6,074,271	4,856,037
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	367,656	9,636,264
		33,080,522
Luxembourg | 0.7%
Ternium SA Sponsored ADR	139,845	3,789,799

Malaysia | 0.7%
British American Tobacco Malaysia Berhad	428,800	3,732,817

Mexico | 3.2%
America Movil SAB de CV, Class L Sponsored ADR	784,964	11,185,737
Grupo Mexico SAB de CV, Series B	1,543,846	3,176,976
Kimberly-Clark de Mexico SAB de CV, Series A	2,462,289	3,905,481
		18,268,194
Pakistan | 1.0%
Habib Bank, Ltd.	1,538,070	1,335,142
Oil & Gas Development Co., Ltd.	971,800	895,882
Pakistan Petroleum, Ltd.	3,307,962	3,567,101
		5,798,125
Philippines | 0.6%
PLDT, Inc. Sponsored ADR	161,707	3,457,296

The accompanying notes are an integral part of these financial statements.

Annual Report   23

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (continued)

Russia | 9.0%
ALROSA PAO	3,662,553	$5,184,084
Gazprom PJSC Sponsored ADR	1,464,006	6,475,543
LUKOIL PJSC Sponsored ADR	155,312	11,086,981
Magnit PJSC Sponsored GDR	286,673	3,649,471
Mobile TeleSystems PJSC Sponsored ADR	992,357	6,946,499
Sberbank of Russia PJSC	6,591,630	17,628,767
		50,971,345
South Africa | 9.4%
Imperial Logistics, Ltd.	441,006	2,087,564
Life Healthcare Group Holdings, Ltd.	2,209,696	4,028,679
Motus Holdings, Ltd. (*)	441,006	2,697,685
Nedbank Group, Ltd.	327,347	6,228,403
PPC, Ltd. (*)	4,603,833	1,886,032
Sanlam, Ltd.	1,092,273	6,057,369
Shoprite Holdings, Ltd.	652,822	8,581,400
Standard Bank Group, Ltd.	504,967	6,274,776
The Bidvest Group, Ltd.	381,361	5,489,738
Vodacom Group, Ltd.	701,961	6,445,295
Woolworths Holdings, Ltd.	1,059,380	4,032,132
		53,809,073
South Korea | 14.0%
Coway Co., Ltd.	94,943	6,299,006
Hanwha Life Insurance Co., Ltd. (*)	862,457	3,255,708
Hyundai Mobis Co., Ltd. (*)	43,379	7,369,752
KB Financial Group, Inc.	172,985	7,220,737
KT&G Corp.	56,172	5,110,142
Samsung Electronics Co., Ltd.	681,097	23,566,414
Shinhan Financial Group Co., Ltd.	327,557	11,623,783
SK Hynix, Inc.	279,024	15,082,294
		79,527,836
Taiwan | 5.1%
Catcher Technology Co., Ltd.	592,000	4,268,051
Hon Hai Precision Industry Co., Ltd.	2,355,320	5,436,363
Taiwan Semiconductor Manufacturing Co., Ltd.	2,649,642	19,234,487
		28,938,901

The accompanying notes are an integral part of these financial statements.

24   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Thailand | 1.6%
Kasikornbank Public Co. Ltd. (‡)	812,269	$4,621,672
The Siam Cement Public Co. Ltd. (‡)	338,908	4,538,203
		9,159,875
Turkey | 2.0%
KOC Holding AS	1,705,890	4,556,085
Tupras Turkiye Petrol Rafinerileri AS	316,365	6,975,082
		11,531,167
Total Common Stocks
(Cost $549,731,214)		545,832,461

Short-Term Investments | 4.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $25,830,169)	25,830,169	25,830,169

Total Investments | 100.4%
(Cost $575,561,383)		$571,662,630

Liabilities in Excess of Cash and Other Assets | (0.4)%		(2,536,122)

Net Assets | 100.0%		$569,126,508

The accompanying notes are an integral part of these financial statements.

Annual Report   25

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 94.2%

Australia | 2.0%
BHP Group PLC	162,200	$3,390,969

Belgium | 1.8%
Anheuser-Busch InBev SA/NV	45,511	3,012,022

Canada | 6.2%
Canadian National Railway Co.	23,890	1,769,351
National Bank of Canada	48,800	2,003,545
Rogers Communications, Inc., Class B	65,800	3,371,937
Suncor Energy, Inc.	121,840	3,402,988
		10,547,821
Denmark | 1.4%
Carlsberg A/S, Class B	22,851	2,431,084

Finland | 2.9%
Nordea Bank Abp	287,730	2,426,734
Sampo Oyj, A Shares	58,065	2,552,605
		4,979,339
France | 11.3%
Air Liquide SA	21,362	2,644,730
Capgemini SE	25,322	2,499,914
Cie de Saint-Gobain	44,415	1,478,368
Cie Generale des Etablissements Michelin SCA	15,728	1,555,015
Safran SA	30,807	3,701,156
Societe Generale SA	46,196	1,466,674
Vinci SA	32,895	2,703,240
Vivendi SA	127,888	3,107,335
		19,156,432
Germany | 3.7%
Fresenius SE & Co. KGaA	25,604	1,237,637
SAP SE	51,081	5,088,162
		6,325,799

The accompanying notes are an integral part of these financial statements.

26   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio (continued)

Hong Kong | 0.9%
Techtronic Industries Co., Ltd.	299,500	$1,578,648

India | 1.4%
ICICI Bank, Ltd. Sponsored ADR	236,820	2,436,878

Ireland | 1.4%
Ryanair Holdings PLC Sponsored ADR (*)	32,754	2,336,670

Israel | 0.8%
Bank Leumi Le-Israel BM	219,160	1,326,898

Japan | 13.1%
Daiwa House Industry Co., Ltd.	144,092	4,576,299
Don Quijote Holdings Co., Ltd.	50,000	3,101,807
Kao Corp.	32,420	2,390,194
Makita Corp.	65,600	2,322,999
Nexon Co., Ltd. (*)	182,800	2,335,199
Shin-Etsu Chemical Co., Ltd.	30,200	2,326,633
Sumitomo Mitsui Financial Group, Inc.	84,100	2,773,352
Suzuki Motor Corp.	15,800	799,488
Yamaha Corp.	36,900	1,566,643
		22,192,614
Netherlands | 6.9%
ABN AMRO Group NV	85,160	1,994,730
Koninklijke DSM NV	15,313	1,245,962
Royal Dutch Shell PLC, A Shares	199,331	5,850,466
Wolters Kluwer NV	45,816	2,705,586
		11,796,744
Norway | 3.2%
Equinor ASA	93,541	1,994,874
Telenor ASA	175,339	3,384,724
		5,379,598

The accompanying notes are an integral part of these financial statements.

Annual Report   27

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio (continued)

Singapore | 2.7%
DBS Group Holdings, Ltd.	185,360	$3,202,556
NetLink NBN Trust	2,428,100	1,361,688
		4,564,244
South Korea | 0.7%
Samsung Electronics Co., Ltd.	35,065	1,213,273

Spain | 1.8%
Red Electrica Corporacion SA	138,127	3,076,728

Sweden | 3.4%
Assa Abloy AB, Class B	189,273	3,384,065
Epiroc AB, Class A (*)	250,173	2,375,878
		5,759,943
Switzerland | 7.5%
Ferguson PLC	62,377	3,994,992
Julius Baer Group, Ltd.	43,838	1,566,497
Novartis AG	84,310	7,221,015
		12,782,504
United Kingdom | 15.5%
Compass Group PLC	193,751	4,067,740
Diageo PLC	58,765	2,088,715
Howden Joinery Group PLC	260,913	1,443,003
Informa PLC	245,094	1,965,336
Melrose Industries PLC	801,999	1,660,735
Prudential PLC	291,099	5,201,085
RELX PLC	207,690	4,265,728
RSA Insurance Group PLC	261,371	1,705,373
Unilever PLC	73,731	3,858,908
		26,256,623
United States | 5.6%
Aon PLC	31,075	4,517,062
Medtronic PLC	54,100	4,920,936
		9,437,998
Total Common Stocks (Cost $159,348,649)		159,982,829

The accompanying notes are an integral part of these financial statements.

28   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Preferred Stocks | 1.9%

Germany | 1.9%
Volkswagen AG (Cost $3,803,450)	20,050	$3,190,626

Short-Term Investments | 3.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $5,914,896)	5,914,896	5,914,896

Total Investments | 99.6% (Cost $169,066,995)		$169,088,351

Cash and Other Assets in Excess of Liabilities | 0.4%		609,921

Net Assets | 100.0%		$169,698,272

The accompanying notes are an integral part of these financial statements.

Annual Report   29

		Fair
Description	Shares	Value

Lazard Retirement US Equity Select Portfolio

Common Stocks | 99.8%

Aerospace & Defense | 3.7%
Raytheon Co.	840	$128,814
United Technologies Corp.	2,060	219,349
		348,163
Auto Components | 0.8%
Aptiv PLC	1,265	77,886

Banks | 10.6%
Bank of America Corp.	8,095	199,461
Citizens Financial Group, Inc.	3,425	101,825
Comerica, Inc.	1,435	98,570
Commerce Bancshares, Inc.	2,446	137,881
SunTrust Banks, Inc.	4,240	213,866
Wells Fargo & Co.	5,390	248,371
		999,974
Beverages | 4.3%
The Coca-Cola Co.	8,465	400,818

Biotechnology | 0.6%
Biogen, Inc. (*)	190	57,175

Capital Markets | 3.3%
Intercontinental Exchange, Inc.	4,170	314,126

Communications Equipment | 5.8%
Cisco Systems, Inc.	7,885	341,657
Motorola Solutions, Inc.	805	92,607
Palo Alto Networks, Inc. (*)	590	111,127
		545,391
Construction Materials | 0.7%
Vulcan Materials Co.	689	68,073

The accompanying notes are an integral part of these financial statements.

30   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement US Equity Select Portfolio (continued)

Electrical Equipment | 2.3%
Eaton Corp. PLC	2,155	$147,962
Rockwell Automation, Inc.	465	69,973
		217,935
Energy Equipment & Services | 0.7%
Halliburton Co.	2,575	68,443

Entertainment | 0.7%
Electronic Arts, Inc. (*)	872	68,810

Equity Real Estate Investment Trusts (REITs) | 1.4%
Prologis, Inc.	2,290	134,469

Health Care Equipment & Supplies | 5.4%
Danaher Corp.	1,500	154,680
Medtronic PLC	3,855	350,651
		505,331
Health Care Providers & Services | 3.1%
CVS Health Corp.	1,580	103,522
Humana, Inc.	395	113,159
Laboratory Corp. of America Holdings (*)	555	70,130
		286,811
Hotels, Restaurants & Leisure | 3.7%
McDonald’s Corp.	1,390	246,822
Starbucks Corp.	1,495	96,278
		343,100
Household Products | 3.2%
The Procter & Gamble Co.	3,300	303,336

Industrial Conglomerates | 2.2%
Honeywell International, Inc.	1,565	206,768

Insurance | 1.8%
Aon PLC	1,140	165,710

The accompanying notes are an integral part of these financial statements.

Annual Report   31

		Fair
Description	Shares	Value

Lazard Retirement US Equity Select Portfolio (continued)

Interactive Media & Services | 6.6%
Alphabet, Inc., Class A (*)	552	$576,818
Alphabet, Inc., Class C (*)	38	39,353
		616,171
Internet & Direct Marketing Retail | 1.0%
eBay, Inc. (*)	3,490	97,964

IT Services | 4.2%
Accenture PLC, Class A	530	74,735
DXC Technology Co.	851	45,248
Visa, Inc., Class A	1,540	203,187
Worldpay, Inc., Class A (*)	990	75,666
		398,836
Life Sciences Tools & Services | 1.0%
Thermo Fisher Scientific, Inc.	425	95,111

Machinery | 1.8%
Deere & Co.	720	107,402
Stanley Black & Decker, Inc.	475	56,877
		164,279
Multiline Retail | 1.1%
Dollar Tree, Inc. (*)	1,110	100,255

Oil, Gas & Consumable Fuels | 5.7%
Chevron Corp.	2,240	243,690
ConocoPhillips	2,565	159,928
EOG Resources, Inc.	1,525	132,995
		536,613
Pharmaceuticals | 8.3%
Johnson & Johnson	2,885	372,309
Pfizer, Inc.	6,430	280,670
Zoetis, Inc.	1,473	126,000
		778,979
Road & Rail | 1.1%
Norfolk Southern Corp.	720	107,669

The accompanying notes are an integral part of these financial statements.

32   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement US Equity Select Portfolio (concluded)

Semiconductors & Semiconductor Equipment | 2.7%
Analog Devices, Inc.	2,248	$192,946
Skyworks Solutions, Inc.	865	57,972
		250,918
Software | 4.9%
Microsoft Corp.	4,500	457,065

Specialty Retail | 3.3%
Lowe’s Cos., Inc.	2,220	205,039
Ross Stores, Inc.	1,205	100,256
		305,295
Technology Hardware, Storage & Peripherals | 3.8%
Apple, Inc.	2,247	354,442

Total Common Stocks (Cost $8,986,185)		9,375,916

Short-Term Investments | 0.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $38,229)	38,229	38,229

Total Investments | 100.2% (Cost $9,024,414)		$9,414,145

Liabilities in Excess of Cash and Other Assets | (0.2)%		(18,053)

Net Assets | 100.0%		$9,396,092

The accompanying notes are an integral part of these financial statements.

Annual Report   33

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 97.3%

Air Freight & Logistics | 1.1%
Echo Global Logistics, Inc. (*)	27,475	$558,567

Airlines | 1.3%
Alaska Air Group, Inc.	11,185	680,607

Auto Components | 1.1%
Modine Manufacturing Co. (*)	55,005	594,604

Banks | 9.7%
Cadence BanCorp	30,645	514,223
Comerica, Inc.	13,680	939,679
Commerce Bancshares, Inc.	18,964	1,069,001
First Republic Bank	4,300	373,670
PacWest Bancorp	22,735	756,621
Sterling Bancorp	19,820	327,228
Wintrust Financial Corp.	15,985	1,062,843
		5,043,265
Biotechnology | 1.5%
Cellectis SA ADR (*)	17,470	290,875
Exelixis, Inc. (*)	24,185	475,719
		766,594
Building Products | 1.9%
Armstrong World Industries, Inc.	12,765	743,051
PGT Innovations, Inc. (*)	14,710	233,153
		976,204
Capital Markets | 1.1%
Morningstar, Inc.	5,110	561,282

Chemicals | 3.7%
Ingevity Corp. (*)	7,245	606,334
Innospec, Inc.	11,685	721,666
Valvoline, Inc.	31,350	606,622
		1,934,622

The accompanying notes are an integral part of these financial statements.

34   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Commercial Services & Supplies | 1.1%
The Brink’s Co. N Ap	8,785	$567,950

Communications Equipment | 1.6%
Ciena Corp. (*)	24,850	842,663

Construction & Engineering | 0.6%
Dycom Industries, Inc. (*)	5,970	322,619

Construction Materials | 1.2%
Eagle Materials, Inc.	10,150	619,454

Containers & Packaging | 1.3%
Graphic Packaging Holding Co.	62,700	667,128

Electric Utilities | 4.5%
OGE Energy Corp.	29,400	1,152,186
PNM Resources, Inc.	29,190	1,199,417
		2,351,603
Electrical Equipment | 5.1%
Atkore International Group, Inc. (*)	46,510	922,758
EnerSys	8,415	653,088
Generac Holdings, Inc. (*)	5,290	262,913
Regal Beloit Corp.	11,455	802,423
		2,641,182
Electronic Equipment, Instruments & Components | 1.3%
FLIR Systems, Inc.	15,390	670,081

Equity Real Estate Investment Trusts (REITs) | 12.0%
Alexandria Real Estate Equities, Inc.	9,575	1,103,423
Brixmor Property Group, Inc.	36,805	540,665
Camden Property Trust	13,345	1,175,027
Hudson Pacific Properties, Inc.	23,415	680,440
Invitation Homes, Inc.	27,900	560,232
Kilroy Realty Corp.	14,110	887,237
PS Business Parks, Inc.	9,560	1,252,360
		6,199,384

The accompanying notes are an integral part of these financial statements.

Annual Report   35

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Food & Staples Retailing | 0.9%
Sprouts Farmers Market, Inc. (*)	19,260	$452,803

Food Products | 1.2%
The Simply Good Foods Co. (*)	32,265	609,809

Health Care Equipment & Supplies | 5.0%
AngioDynamics, Inc. (*)	33,355	671,436
Avanos Medical, Inc. (*)	9,190	411,620
Lantheus Holdings, Inc. (*)	34,540	540,551
STERIS PLC	9,225	985,691
		2,609,298
Health Care Providers & Services | 1.2%
Henry Schein, Inc. (*)	8,050	632,086

Health Care Technology | 1.0%
Evolent Health, Inc., Class A (*)	25,480	508,326

Hotels, Restaurants & Leisure | 2.5%
Penn National Gaming, Inc. (*)	34,405	647,846
The Cheesecake Factory, Inc.	14,650	637,422
		1,285,268
Household Durables | 1.9%
Leggett & Platt, Inc.	27,080	970,547

Insurance | 6.3%
Arch Capital Group, Ltd. (*)	43,190	1,154,037
Brown & Brown, Inc.	39,595	1,091,238
Reinsurance Group of America, Inc.	7,435	1,042,610
		3,287,885
IT Services | 2.8%
CoreLogic, Inc. (*)	17,514	585,318
Leidos Holdings, Inc.	16,580	874,097
		1,459,415

The accompanying notes are an integral part of these financial statements.

36   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (continued)

Life Sciences Tools & Services | 1.2%
Cambrex Corp. (*)	17,090	$645,318

Machinery | 4.7%
Gates Industrial Corp. PLC	53,575	709,333
Kennametal, Inc.	17,990	598,707
TriMas Corp. (*)	22,665	618,528
Wabtec Corp.	7,190	505,098
		2,431,666
Media | 1.5%
Scholastic Corp.	19,680	792,317

Oil, Gas & Consumable Fuels | 1.8%
Cabot Oil & Gas Corp.	20,000	447,000
Centennial Resource Development, Inc., Class A (*)	41,900	461,738
		908,738
Pharmaceuticals | 1.6%
Catalent, Inc. (*)	26,760	834,377

Professional Services | 1.2%
FTI Consulting, Inc. (*)	9,190	612,422

Semiconductors & Semiconductor Equipment | 2.4%
Cypress Semiconductor Corp.	46,085	586,201
MKS Instruments, Inc.	10,145	655,469
		1,241,670
Software | 4.9%
Bottomline Technologies de, Inc. (*)	6,659	319,632
CyberArk Software, Ltd. (*)	10,380	769,573
j2 Global, Inc.	10,745	745,488
Palo Alto Networks, Inc.	3,670	691,245
		2,525,938
Specialty Retail | 1.5%
Floor & Decor Holdings, Inc., Class A (*)	14,470	374,773
Foot Locker, Inc.	7,600	404,320
		779,093

The accompanying notes are an integral part of these financial statements.

Annual Report   37

		Fair
Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Textiles, Apparel & Luxury Goods | 3.5%
Carter’s, Inc.	7,235	$590,521
Fossil Group, Inc. (*)	27,575	433,755
Steven Madden, Ltd.	25,362	767,454
		1,791,730
Trading Companies & Distributors | 0.1%
DXP Enterprises, Inc. (*)	1,120	31,181

Total Common Stocks (Cost $53,452,988)		50,407,696

Short-Term Investments | 2.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $1,225,397)	1,225,397	1,225,397

Total Investments | 99.7% (Cost $54,678,385)		$51,633,093

Cash and Other Assets in Excess of Liabilities | 0.3%		159,836

Net Assets | 100.0%		$51,792,929

The accompanying notes are an integral part of these financial statements.

38   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common Stocks | 65.7%

Australia | 1.5%
AGL Energy, Ltd.	34,585	$500,436
BlueScope Steel, Ltd.	20,761	160,245
CIMIC Group, Ltd.	16,126	493,020
Cochlear, Ltd.	1,592	193,448
Coles Group, Ltd. (*)	29,212	241,556
CSL, Ltd.	12,076	1,577,078
Link Administration Holdings, Ltd.	40,622	193,688
Northern Star Resources, Ltd.	45,916	300,592
Qantas Airways, Ltd.	137,972	563,234
Regis Resources, Ltd.	93,749	320,130
Sandfire Resources NL	67,819	319,067
Saracen Mineral Holdings, Ltd. (*)	246,997	513,010
Shopping Centres Australasia Property Group REIT	120,295	216,058
Whitehaven Coal, Ltd.	37,712	114,943
		5,706,505
Austria | 0.0%
Erste Group Bank AG	4,723	157,372

Belgium | 0.4%
Anheuser-Busch InBev SA/NV Sponsored ADR	12,755	839,407
Proximus SADP	9,642	260,233
Telenet Group Holding NV	4,702	218,280
UCB SA	5,210	424,759
		1,742,679
Canada | 3.1%
Air Canada (*)	11,122	211,491
Alimentation Couche-Tard, Inc., Class B	4,985	247,972
BRP, Inc.	8,940	231,424
CAE, Inc.	71,714	1,316,512
Canadian National Railway Co.	22,860	1,694,155
Canadian Natural Resources, Ltd.	3,942	95,114
CGI Group, Inc., Class A (*)	4,020	245,876
CI Financial Corp.	16,869	213,519
Colliers International Group, Inc.	3,687	203,336

The accompanying notes are an integral part of these financial statements.

Annual Report   39

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Constellation Software, Inc.	356	$227,874
National Bank of Canada	24,924	1,023,286
Northland Power, Inc.	7,339	116,654
Parex Resources, Inc. (*)	42,292	506,500
Rogers Communications, Inc., Class B	12,002	615,045
Royal Bank of Canada	18,611	1,273,815
Suncor Energy, Inc.	35,034	978,499
Tamarack Valley Energy, Ltd. (*)	43,963	75,998
Teck Resources, Ltd., Class B	18,241	392,692
The Toronto-Dominion Bank	51,312	2,550,913
		12,220,675
China | 0.1%
Yangzijiang Shipbuilding Holdings, Ltd.	261,300	237,562

Denmark | 0.1%
Carlsberg A/S, Class B	2,082	221,501
Dfds A/S	2,108	84,907
H. Lundbeck A/S	4,215	184,835
		491,243
Finland | 0.5%
Nordea Bank Abp Sponsored ADR	117,435	985,280
Sampo Oyj, A Shares ADR	43,930	973,049
		1,958,329
France | 1.8%
AXA SA	8,387	180,703
Electricite de France SA	9,469	149,199
Engie SA	67,629	966,563
Faurecia SA	2,252	84,522
Hermes International	405	223,984
Ipsen SA	3,857	497,452
Peugeot SA	30,181	641,565
Total SA	44,151	2,332,410
Ubisoft Entertainment SA ADR (*)	75,415	1,219,460
Unibail-Rodamco-Westfield	1,548	239,117
Unibail-Rodamco-Westfield REIT (*)	1,596	247,595
Veolia Environnement SA	4,828	99,032
		6,881,602

The accompanying notes are an integral part of these financial statements.

40   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Germany | 1.3%
Allianz SE	6,640	$1,332,425
Continental AG	1,531	211,704
Covestro AG	12,634	625,033
Deutsche Lufthansa AG	36,649	826,517
Deutsche Telekom AG	7,094	120,503
Rheinmetall AG	1,061	93,689
RWE AG	4,503	97,893
SAP SE	883	87,955
Schaeffler AG (Preference Shares)	47,891	408,348
Siltronic AG	1,505	124,476
Symrise AG ADR	50,995	944,683
		4,873,226
Hong Kong | 1.2%
AIA Group, Ltd. Sponsored ADR	46,725	1,536,318
CK Asset Holdings, Ltd.	70,304	511,234
Hang Seng Bank, Ltd. Sponsored ADR	62,790	1,404,926
Kerry Properties, Ltd.	84,500	287,087
Link Real Estate Investment Trust	71,000	715,013
Swire Pacific, Ltd., Class A	36,500	383,444
		4,838,022
Israel | 0.6%
Bank Leumi Le-Israel BM	86,723	525,062
Israel Discount Bank, Ltd., ADR	27,965	845,382
Israel Discount Bank, Ltd., Class A	203,760	627,950
Nice, Ltd. (*)	2,669	289,034
		2,287,428
Italy | 0.9%
Assicurazioni Generali SpA	5,863	98,108
Enel SpA	282,502	1,629,774
Intesa Sanpaolo SpA	33,845	75,010
Italgas SpA	27,545	157,450
Poste Italiane SpA	69,629	558,826
Terna SpA	129,580	735,577
UniCredit SpA	12,299	139,519
		3,394,264

The accompanying notes are an integral part of these financial statements.

Annual Report   41

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Japan | 6.0%
Amano Corp.	10,300	$197,673
Astellas Pharma, Inc.	26,000	330,879
Canon, Inc.	4,400	121,239
Capcom Co., Ltd.	5,900	117,611
Cosmo Energy Holdings Co., Ltd.	4,100	83,457
Daito Trust Construction Co., Ltd.	1,900	259,511
Daiwa House Industry Co., Ltd.	20,400	647,895
Daiwa House Industry Co., Ltd. ADR	39,765	1,264,527
DMG Mori Co., Ltd.	30,600	341,527
East Japan Railway Co.	23,000	2,044,322
Fukuoka Financial Group, Inc.	16,500	332,728
Japan Post Holdings Co., Ltd.	96,300	1,107,203
JFE Holdings, Inc.	26,700	424,819
Juki Corp.	4,900	50,091
Kamigumi Co., Ltd.	9,000	183,644
Kao Corp., ADR	75,790	1,129,271
KDDI Corp.	12,990	309,553
Kinden Corp.	5,900	94,906
Kobe Bussan Co., Ltd.	3,600	106,018
Kyushu Electric Power Co., Inc.	12,100	143,878
Marvelous, Inc.	11,600	82,290
McDonald’s Holdings Co. Japan, Ltd.	11,000	468,654
Mitsubishi UFJ Financial Group, Inc.	59,300	292,417
MS&AD Insurance Group Holdings, Inc.	27,946	793,256
Nishimatsu Construction Co., Ltd.	14,500	327,246
Nissan Motor Co., Ltd.	11,300	91,076
Nomura Holdings, Inc.	35,300	134,591
NTT DOCOMO, Inc.	74,482	1,672,492
ORIX Corp.	25,800	374,864
Ryohin Keikaku Co., Ltd. ADR	23,450	1,128,297
SAMTY Co., Ltd.	16,700	191,354
Seven & I Holdings Co., Ltd.	18,100	788,117
Shikoku Electric Power Co., Inc.	28,100	339,294
Shin-Etsu Chemical Co., Ltd.	4,400	338,980
Shionogi & Co., Ltd.	2,700	153,100

The accompanying notes are an integral part of these financial statements.

42   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Sompo Holdings, Inc.	12,596	$425,173
Stanley Electric Co., Ltd.	4,000	111,551
Sumitomo Heavy Industries, Ltd.	7,100	209,312
Sumitomo Mitsui Construction Co., Ltd.	49,200	298,211
Sumitomo Mitsui Trust Holdings, Inc.	6,400	232,953
Taisei Corp.	6,700	284,852
Takeuchi Manufacturing Co., Ltd.	19,100	291,343
TechnoPro Holdings Inc., ADR	114,520	917,305
Teijin, Ltd.	7,000	111,439
The 77 Bank, Ltd.	5,600	96,531
The Chiba Bank, Ltd.	16,700	92,603
The Chugoku Electric Power Co., Inc.	8,100	105,023
The Dai-ichi Life Insurance Co., Ltd.	21,000	325,401
The Gunma Bank, Ltd.	77,600	322,347
Tokyo Electron, Ltd.	1,900	217,986
Tokyo Gas Co., Ltd.	37,300	943,301
Tokyu Fudosan Holdings Corp.	15,600	77,440
Topcon Corp.	23,600	309,639
Tosoh Corp.	26,600	344,179
Yamaha Corp. Sponsored ADR	24,030	1,004,670
		23,188,039
Malta | 0.0%
Kindred Group PLC	19,788	182,677

Netherlands | 1.0%
Euronext NV	5,165	296,631
Koninklijke Ahold Delhaize NV	16,012	403,944
Royal Dutch Shell PLC, A Shares	24,312	713,569
Wolters Kluwer NV	1,127	66,553
Wolters Kluwer NV Sponsored ADR	38,195	2,241,283
		3,721,980
New Zealand | 0.1%
Spark New Zealand, Ltd.	77,460	215,137

The accompanying notes are an integral part of these financial statements.

Annual Report   43

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Norway | 1.1%
DNO ASA	198,313	$289,198
Equinor ASA	109,864	2,342,981
Leroy Seafood Group ASA	34,239	262,187
Marine Harvest ASA	8,179	172,176
Salmar ASA	8,236	407,346
Telenor ASA	37,200	718,105
TGS NOPEC Geophysical Co. ASA	3,932	95,344
		4,287,337
Portugal | 0.1%
Galp Energia SGPS SA	13,064	206,872

Singapore | 0.7%
Best World International, Ltd.	99,400	191,998
Oversea-Chinese Banking Corp., Ltd.	14,000	114,992
Oversea-Chinese Banking Corp., Ltd. ADR	93,755	1,557,739
Singapore Technologies Engineering, Ltd.	193,700	493,984
UOL Group, Ltd.	44,700	202,253
		2,560,966
Spain | 0.2%
Amadeus IT Group SA	4,774	332,409
Banco Bilbao Vizcaya Argentaria SA	51,746	272,961
CIE Automotive SA	5,135	126,204
Corporacion Financiera Alba SA	1,847	89,847
		821,421
Sweden | 0.9%
Assa Abloy AB ADR	88,435	784,419
Axfood AB	17,159	294,073
Boliden AB	3,795	82,540
Epiroc AB ADR (*)	121,960	1,148,863
Hexagon AB ADR	22,015	1,030,302
Swedish Orphan Biovitrum AB (*)	6,636	144,311
		3,484,508

The accompanying notes are an integral part of these financial statements.

44   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Switzerland | 1.3%
Garrett Motion, Inc. (*)	21,088	$260,226
Julius Baer Group, Ltd. ADR	71,635	505,743
Novartis AG Sponsored ADR	17,005	1,459,199
Partners Group Holding AG	652	396,306
Roche Holding AG	9,468	2,341,193
The Swatch Group AG	3,019	174,998
		5,137,665
United Kingdom | 5.3%
Admiral Group PLC	14,456	375,782
Anglo American PLC	14,748	326,020
Associated British Foods PLC	4,244	110,378
Bunzl PLC Sponsored ADR	43,170	1,326,182
Cineworld Group PLC	212,758	712,048
Coca-Cola European Partners PLC	27,715	1,270,733
Compass Group PLC	33,987	713,546
Compass Group PLC Sponsored ADR	59,012	1,233,351
Diageo PLC Sponsored ADR	18,195	2,580,051
Fiat Chrysler Automobiles NV (*)	21,848	317,643
GlaxoSmithKline PLC	19,374	367,712
Hargreaves Lansdown PLC	13,751	323,995
Howden Joinery Group PLC	55,925	309,298
Imperial Brands PLC	23,517	711,153
International Consolidated Airlines Group SA	79,619	629,325
Lloyds Banking Group PLC	807,048	533,277
National Grid PLC	88,464	855,497
Pearson PLC	29,937	356,893
Prudential PLC ADR	26,030	920,681
RELX PLC Sponsored ADR	85,580	1,756,102
Rio Tinto, Ltd.	4,373	241,868
Royal Bank of Scotland Group PLC	40,391	111,058
RSA Insurance Group PLC ADR	119,195	798,606
SSP Group PLC	14,358	118,278
Tate & Lyle PLC	26,549	222,890
Taylor Wimpey PLC	76,280	131,943
The Weir Group PLC Sponsored ADR	62,530	507,744

The accompanying notes are an integral part of these financial statements.

Annual Report   45

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Unilever PLC Sponsored ADR	37,520	$1,960,420
WH Smith PLC	8,440	184,359
Wm Morrison Supermarkets PLC	168,042	455,462
		20,462,295
United States | 37.5%
Accenture PLC, Class A	12,260	1,728,783
Adobe Systems, Inc. (*)	5,670	1,282,781
Aflac, Inc.	8,720	397,283
Air Lease Corp.	2,272	68,637
Ally Financial, Inc.	8,525	193,177
Alphabet, Inc., Class A (*)	2,357	2,462,971
Alphabet, Inc., Class C (*)	211	218,514
Amazon.com, Inc. (*)	806	1,210,588
American Electric Power Co., Inc.	12,631	944,041
American Express Co.	5,506	524,832
Ameriprise Financial, Inc.	1,411	147,266
Amgen, Inc.	3,415	664,798
Anthem, Inc.	1,287	338,005
Aon PLC	24,495	3,560,593
Apple, Inc.	8,001	1,262,078
Applied Materials, Inc.	3,220	105,423
Atmos Energy Corp.	10,697	991,826
Avnet, Inc.	12,589	454,463
Bank of America Corp.	27,026	665,921
Baxter International, Inc.	1,605	105,641
Best Buy Co., Inc.	5,021	265,912
BGC Partners, Inc., Class A	23,115	119,505
Biogen, Inc. (*)	6,710	2,019,173
Booking Holdings, Inc. (*)	113	194,633
BorgWarner, Inc.	3,068	106,582
Boston Scientific Corp. N Ap (*)	39,600	1,399,464
Bristol-Myers Squibb Co.	12,735	661,965
Broadridge Financial Solutions, Inc.	7,318	704,357
Brunswick Corp.	4,084	189,702
Burlington Stores, Inc. (*)	3,652	594,071

The accompanying notes are an integral part of these financial statements.

46   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Cadence Design Systems, Inc. (*)	3,136	$136,353
Carnival PLC	5,867	281,421
Cboe Global Markets, Inc.	2,428	237,531
CBRE Group, Inc., Class A (*)	20,155	807,006
Celgene Corp. (*)	3,891	249,374
Centene Corp. (*)	2,875	331,488
Cerner Corp. (*)	4,087	214,322
CIigna Corp.	11,557	2,194,883
Cisco Systems, Inc.	28,430	1,231,872
Citigroup, Inc.	6,226	324,126
Citizens Financial Group, Inc.	17,167	510,375
Comcast Corp., Class A	44,231	1,506,066
Comerica, Inc.	19,440	1,335,334
ConocoPhillips	4,078	254,263
Copart, Inc. (*)	4,826	230,586
Costco Wholesale Corp.	1,320	268,897
Cracker Barrel Old Country Store, Inc.	1,862	297,659
CVS Health Corp.	3,540	231,941
Darden Restaurants, Inc.	6,418	640,901
Deckers Outdoor Corp. (*)	1,347	172,349
Diamondback Energy, Inc.	1,046	96,964
Discovery, Inc., Class A (*)	8,339	206,307
Eastman Chemical Co.	9,192	672,027
Eaton Corp. PLC	10,800	741,528
eBay, Inc. (*)	26,125	733,329
Eli Lilly & Co.	18,956	2,193,588
Encompass Health Corp.	7,313	451,212
Exelon Corp.	18,252	823,165
F5 Networks, Inc. (*)	6,621	1,072,801
Facebook, Inc., Class A (*)	1,956	256,412
FactSet Research Systems, Inc.	2,083	416,871
Fifth Third Bancorp	10,453	245,959
Fiserv, Inc. (*)	11,129	817,870
Graco, Inc.	9,702	406,029
Grand Canyon Education, Inc. (*)	2,050	197,087

The accompanying notes are an integral part of these financial statements.

Annual Report   47

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

H&R Block, Inc.	8,438	$214,072
HollyFrontier Corp.	1,835	93,805
Honeywell International, Inc.	15,542	2,053,409
HP, Inc.	21,794	445,905
Humana, Inc.	4,894	1,402,033
Huntsman Corp.	17,954	346,333
Ingredion, Inc.	2,334	213,328
Insperity, Inc.	3,527	329,281
Intel Corp.	35,187	1,651,326
Intercontinental Exchange, Inc.	30,696	2,312,330
Intuit, Inc.	4,405	867,124
IQVIA Holdings, Inc. (*)	21,019	2,441,777
j2 Global, Inc.	4,132	286,678
Johnson & Johnson	30,892	3,986,613
Jones Lang LaSalle, Inc.	3,386	428,668
JPMorgan Chase & Co.	14,927	1,457,174
KAR Auction Services, Inc.	5,700	272,004
Kimberly-Clark Corp.	9,802	1,116,840
Kohl’s Corp.	2,251	149,331
Lamb Weston Holdings, Inc.	12,858	945,834
Lockheed Martin Corp.	5,272	1,380,420
Lowe’s Cos., Inc.	21,225	1,960,341
LPL Financial Holdings, Inc.	5,713	348,950
Lululemon Athletica, Inc. (*)	1,312	159,552
Marathon Petroleum Corp.	3,860	227,779
MasterCard, Inc., Class A	15,673	2,956,711
Maxim Integrated Products, Inc.	2,218	112,785
McDonald’s Corp.	7,915	1,405,467
McGrath RentCorp	4,339	223,372
Merck & Co., Inc.	4,068	310,836
MetLife, Inc.	6,621	271,858
Micron Technology, Inc. (*)	6,401	203,104
Microsoft Corp.	38,497	3,910,140
Moody’s Corp.	1,507	211,040
Morgan Stanley	13,380	530,517

The accompanying notes are an integral part of these financial statements.

48   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Motorola Solutions, Inc.	10,600	$1,219,424
NetApp, Inc.	7,051	420,733
Newfield Exploration Co. (*)	12,004	175,979
Newmark Group, Inc., Class A	10,722	85,990
NIKE, Inc., Class B	24,013	1,780,324
Nordstrom, Inc.	3,105	144,724
Northern Trust Corp.	2,243	187,492
NRG Energy, Inc.	7,874	311,810
NVIDIA Corp.	1,025	136,838
NVR, Inc. (*)	39	95,043
Occidental Petroleum Corp.	8,448	518,538
Omnicom Group, Inc.	14,972	1,096,549
Paychex, Inc.	12,237	797,241
PayPal Holdings, Inc. (*)	1,367	114,951
PBF Energy, Inc., Class A	2,871	93,796
PepsiCo, Inc.	13,847	1,529,817
Philip Morris International, Inc.	12,580	839,841
Phillips 66	3,695	318,324
Pinnacle West Capital Corp.	2,392	203,798
PotlatchDeltic Corp. REIT	2,589	81,916
Prudential Financial, Inc.	2,044	166,688
Radian Group, Inc.	5,467	89,440
Ralph Lauren Corp.	2,724	281,825
Raytheon Co.	4,968	761,843
Red Hat, Inc. (*)	1,730	303,857
Regions Financial Corp.	9,386	125,585
Renewable Energy Group, Inc. (*)	12,754	327,778
Republic Services, Inc.	19,487	1,404,818
Resideo Technologies, Inc. (*)	736	15,125
Rockwell Automation, Inc.	7,486	1,126,493
Ross Stores, Inc.	32,014	2,663,565
Royal Caribbean Cruises, Ltd.	2,232	218,267
Ryman Hospitality Properties, Inc. REIT	3,360	224,078
S&P Global, Inc.	7,751	1,317,205
Schlumberger, Ltd.	20,055	723,584

The accompanying notes are an integral part of these financial statements.

Annual Report   49

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Seagate Technology PLC	3,502	$135,142
Simon Property Group, Inc. REIT	17,454	2,932,097
Skyworks Solutions, Inc.	1,457	97,648
Starbucks Corp.	34,888	2,246,787
Synchrony Financial	16,781	393,682
Sysco Corp.	36,957	2,315,726
T- Mobile US, Inc. (*)	1,193	75,887
Take-Two Interactive Software, Inc. (*)	3,245	334,040
TE Connectivity, Ltd.	1,326	100,285
Teradyne, Inc.	3,042	95,458
Texas Instruments, Inc.	21,904	2,069,928
The Boeing Co.	8,704	2,807,040
The Charles Schwab Corp.	28,870	1,198,971
The Chemours Co.	11,977	337,991
The Coca-Cola Co.	48,790	2,310,206
The Estee Lauder Cos., Inc., Class A	9,504	1,236,470
The Gap, Inc.	4,015	103,426
The Procter & Gamble Co.	34,663	3,186,223
The Southern Co.	5,313	233,347
The TJX Cos., Inc.	48,970	2,190,918
The Toro Co.	7,701	430,332
The Walt Disney Co.	3,386	371,275
Thermo Fisher Scientific, Inc.	10,620	2,376,650
Tyson Foods, Inc., Class A	6,525	348,435
United Continental Holdings, Inc. (*)	1,677	140,415
United Rentals, Inc. (*)	3,414	350,037
United States Cellular Corp. (*)	5,369	279,027
United Technologies Corp.	6,205	660,708
UnitedHealth Group, Inc.	8,642	2,152,895
Unum Group	11,605	340,955
USANA Health Sciences, Inc. (*)	2,212	260,419
Verizon Communications, Inc.	59,105	3,322,883
Vertex Pharmaceuticals, Inc. (*)	748	123,951
Viacom, Inc., Class B	4,384	112,669
Visa, Inc., Class A	16,869	2,225,696

The accompanying notes are an integral part of these financial statements.

50   Annual Report

		Fair
Description	Shares	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Walgreens Boots Alliance, Inc.	7,123	$486,715
Waste Management, Inc.	10,577	941,247
Welbilt, Inc. (*)	36,285	403,126
Worldpay, Inc., Class A (*)	22,020	1,682,989
WW Grainger, Inc.	3,782	1,067,886
Xcel Energy, Inc.	6,165	303,750
Zions BanCorp.	2,621	106,780
Zoetis, Inc.	32,615	2,789,887
		145,180,896
Total Common Stocks (Cost $263,506,805)		254,238,700

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Corporate Bonds | 8.5%

Australia | 0.2%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	900	$653,479

Belgium | 0.1%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	513	504,231

Canada | 0.3%
Canadian Imperial Bank of Commerce, 2.900%, 09/14/21	CAD	1,680	1,234,022

Denmark | 0.3%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	995	1,225,122

The accompanying notes are an integral part of these financial statements.

Annual Report   51

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

France | 0.3%
Schneider Electric SE, 2.950%, 09/27/22	USD	1,305	$1,282,193

Germany | 0.3%
BMW Finance NV, 0.875%, 08/16/22	GBP	990	1,212,615

Mexico | 0.1%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	10,930	494,190

Netherlands | 0.5%
BNG Bank NV, 5.000%, 09/16/20	NZD	862	602,763
Nederlandse Waterschapsbank NV, 3.125%, 12/05/22 (#)	USD	1,145	1,157,113
			1,759,876
New Zealand | 0.2%
Fonterra Cooperative Group, Ltd.:
5.500%, 02/26/24	AUD	1,000	779,626
4.000%, 11/02/27	AUD	100	71,150
			850,776
Spain | 0.4%
Iberdrola International BV, 1.125%, 04/21/26	EUR	1,200	1,360,669

Switzerland | 0.3%
ABB Finance USA, Inc., 3.375%, 04/03/23	USD	1,135	1,133,711

United Kingdom | 0.6%
Ashtead Capital, Inc., 4.125%, 08/15/25 (‡)	USD	1,010	924,150
Unilever Capital Corp., 3.250%, 03/07/24	USD	1,335	1,326,434
			2,250,584

The accompanying notes are an integral part of these financial statements.

52   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

United States | 4.9%
Amazon.com, Inc., 3.800%, 12/05/24	USD	1,360	$1,391,844
Apple, Inc.:
2.850%, 02/23/23	USD	107	105,682
3.850%, 05/04/43	USD	1,240	1,180,301
Bank of America Corp., 3.499%, 05/17/22 (§)	USD	1,295	1,295,146
Caterpillar Financial Services Corp., 2.550%, 11/29/22	USD	1,950	1,893,969
Citigroup, Inc., 3.480% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	1,386	987,075
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	1,600	1,159,285
Johnson & Johnson, 3.625%, 03/03/37	USD	1,240	1,194,098
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	870	896,397
Microsoft Corp., 4.450%, 11/03/45	USD	1,773	1,883,143
Morgan Stanley, 3.625%, 01/20/27	USD	1,420	1,350,291
NIKE, Inc., 2.375%, 11/01/26	USD	1,490	1,365,617
Starbucks Corp., 3.100%, 03/01/23	USD	660	650,031
The Goldman Sachs Group, Inc., 3.625%, 01/22/23	USD	1,115	1,097,394
The Home Depot, Inc., 3.750%, 02/15/24	USD	1,245	1,272,911
United Parcel Service, Inc., 2.350%, 05/16/22	USD	625	609,756
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	600	441,061
			18,774,001
Total Corporate Bonds (Cost $33,390,893)			32,735,469

The accompanying notes are an integral part of these financial statements.

Annual Report   53

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Foreign Government Obligations | 13.3%

Australia | 1.0%
Queensland Treasury Corp.:
3.000%, 03/22/24	AUD	1,570	$1,138,599
2.750%, 08/20/27	AUD	1,835	1,288,076
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	1,600	1,313,278
			3,739,953
Bermuda | 0.8%
Government of Bermuda, 4.854%, 02/06/24	USD	2,840	2,950,050

Canada | 2.3%
City of Vancouver, 2.900%, 11/20/25	CAD	795	585,832
Province of British Columbia, 4.700%, 06/18/37	CAD	1,245	1,121,184
Province of Ontario, 2.450%, 06/29/22	USD	620	610,912
Province of Quebec:
3.500%, 07/29/20	USD	2,110	2,136,507
1.650%, 03/03/22	CAD	850	612,340
3.000%, 09/01/23	CAD	3,150	2,363,031
2.500%, 04/20/26	USD	1,540	1,490,486
			8,920,292
Cayman Islands | 0.1%
Cayman Islands Government Bonds, 5.950%, 11/24/19	USD	545	558,899

Chile | 0.8%
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/26	CLP	880,000	1,290,708
Republic of Chile, 3.125%, 01/21/26	USD	1,875	1,814,062
			3,104,770

The accompanying notes are an integral part of these financial statements.

54   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Czech Republic | 0.7%
Czech Republic, 2.500%, 08/25/28	CZK	57,560	$2,698,174

France | 0.3%
Government of France, 1.750%, 06/25/39	EUR	1,025	1,258,522

Hungary | 0.9%
Hungary, 6.375%, 03/29/21	USD	846	892,327
Hungary Government Bonds:
3.000%, 06/26/24	HUF	351,970	1,303,477
3.000%, 10/27/27	HUF	369,770	1,316,549
			3,512,353
Ireland | 0.3%
Ireland Government Bonds, 1.700%, 05/15/37	EUR	1,085	1,266,422

Japan | 0.7%
Japan International Cooperation Agency:
1.875%, 11/13/19	USD	1,660	1,646,029
2.125%, 10/20/26	USD	1,030	959,337
			2,605,366
Mexico | 0.3%
United Mexican States, 6.750%, 02/06/24	GBP	640	962,578

New Zealand | 0.6%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	1,905	1,389,612
4.500%, 04/15/27	NZD	1,440	1,060,540
			2,450,152

The accompanying notes are an integral part of these financial statements.

Annual Report   55

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Norway | 1.2%
Kommunalbanken AS, 1.375%, 10/26/20 (#)	USD	820	$800,799
Oslo Kommune:
4.600%, 06/22/20	NOK	3,000	362,012
3.550%, 02/12/21	NOK	3,000	360,121
3.300%, 11/25/21	NOK	2,000	240,659
3.650%, 11/08/23	NOK	3,000	370,543
2.300%, 03/14/24	NOK	7,000	819,957
2.350%, 09/04/24	NOK	9,000	1,044,640
2.600%, 11/12/25	NOK	4,000	471,901
			4,470,632
Panama | 0.6%
Republic of Panama, 4.000%, 09/22/24	USD	2,415	2,434,924

Poland | 0.7%
Poland Government Bonds, 2.500%, 07/25/26	PLN	10,092	2,672,863

Singapore | 0.8%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	4,167	3,235,288

Spain | 0.4%
Spain Government Bonds, 1.600%, 04/30/25	EUR	1,238	1,493,683

Sweden | 0.2%
Kommuninvest I Sverige AB, 1.500%, 04/23/19 (#)	USD	715	712,836

The accompanying notes are an integral part of these financial statements.

56   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

United Kingdom | 0.6%
United Kingdom Gilt:
1.750%, 09/07/37	GBP	975	$1,240,274
1.500%, 07/22/47	GBP	1,045	1,232,126
			2,472,400
Total Foreign Government Obligations (Cost $52,389,040)			51,520,157

Quasi Government Bonds | 0.8%

Canada | 0.3%
Export Development Canada, 1.800%, 09/01/22	CAD	1,725	1,248,224

Germany | 0.4%
KFW, 1.125%, 12/23/19	GBP	1,190	1,518,964

Singapore | 0.1%
Temasek Financial I, Ltd., 4.300%, 10/25/19	USD	515	519,930

Total Quasi Government Bonds (Cost $3,386,211)			3,287,118

Supranational Bonds | 2.6%
African Development Bank, 2.375%, 09/23/21	USD	1,241	1,232,875
Asian Development Bank:
1.875%, 04/12/19	USD	1,045	1,042,820
1.000%, 12/15/22	GBP	1,060	1,339,565
2.125%, 03/19/25	USD	1,005	968,675
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	1,690	1,203,323

The accompanying notes are an integral part of these financial statements.

Annual Report   57

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

International Bank for Reconstruction & Development:
3.500%, 01/22/21	NZD	730	$502,209
2.500%, 08/03/23	CAD	2,670	1,975,119
2.900%, 11/26/25	AUD	885	631,173
International Finance Corp., 3.625%, 05/20/20	NZD	1,465	1,002,847

Total Supranational Bonds (Cost $10,146,530)			9,898,606

US Government Securities | 0.5%
Federal National Mortgage Association, 2.625%, 09/06/24 (Cost $1,825,356)		1,850	1,843,412

US Municipal Bonds | 0.7%

California | 0.5%
California State Build America Bonds, 7.500%, 04/01/34	USD	940	1,280,966
State of California, 4.500%, 04/01/33	USD	700	732,788
			2,013,754
Georgia | 0.1%
Georgia State Build America Bonds Series B, 2.380%, 02/01/27	USD	350	330,921

Pennsylvania | 0.0%
Pennsylvania State Build America Bonds Third Series B, 5.850%, 07/15/30	USD	50	51,928

The accompanying notes are an integral part of these financial statements.

58   Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Wisconsin | 0.1%
Wisconsin State Build America Bonds Series D, 5.400%, 05/01/28	USD	175	$180,520

Total US Municipal Bonds (Cost $2,681,706)			2,577,123

US Treasury Securities | 4.7%
Treasury Inflation Protected Security, 0.125%, 04/15/20	USD	1,425	1,393,319
US Treasury Notes:
1.750%, 05/15/23	USD	2,545	2,466,086
2.125%, 05/15/25	USD	4,615	4,492,068
2.875%, 08/15/28	USD	4,980	5,060,553
3.125%, 11/15/41	USD	4,593	4,710,546

Total US Treasury Securities (Cost $17,848,484)			18,122,572

		Fair
Description	Shares	Value

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 2.24% (7 day yield) (Cost $11,011,382)	11,011,382	$11,011,382

Total Investments | 99.6% (Cost $396,186,407) (»)		$385,234,539

Cash and Other Assets in Excess of Liabilities | 0.4%		1,668,402

Net Assets | 100.0%		$386,902,941

The accompanying notes are an integral part of these financial statements.

Annual Report   59

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2018:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

AUD	528,016	USD	389,000	CIT	02/14/19	$—	$16,792
AUD	710,717	USD	513,226	HSB	02/14/19	—	12,230
AUD	1,007,541	USD	721,500	HSB	02/14/19	—	11,267
CAD	896,980	USD	670,900	HSB	02/14/19	—	13,173
CAD	4,096,807	USD	3,100,307	HSB	02/14/19	—	96,246
CHF	390,795	USD	392,191	HSB	02/14/19	6,930	—
CZK	8,322,749	USD	365,802	JPM	01/29/19	5,020	—
EUR	5,532,413	USD	6,365,539	CIT	01/10/19	—	23,127
EUR	994,850	USD	1,139,800	HSB	01/10/19	706	—
EUR	1,156,535	USD	1,322,000	HSB	01/10/19	3,862	—
EUR	5,890,538	USD	6,658,900	HSB	01/10/19	94,070	—
EUR	10,239,122	USD	11,782,055	HSB	01/10/19	—	43,827
EUR	3,660,280	USD	4,217,375	HSB	03/28/19	6,480	—
EUR	256,334	USD	294,937	JPM	01/10/19	—	1,074
GBP	887,137	USD	1,139,907	HSB	02/14/19	—	6,826
GBP	1,146,683	USD	1,443,100	HSB	02/14/19	21,481	—
GBP	1,810,517	USD	2,332,924	HSB	02/14/19	—	20,471
GBP	285,237	USD	362,533	SSB	03/28/19	2,528	—
JPY	1,349,307,314	USD	12,056,968	CIT	02/14/19	290,762	—
JPY	623,907,721	USD	5,519,500	HSB	02/14/19	189,981	—
JPY	815,121,057	USD	7,284,012	HSB	02/14/19	175,293	—
JPY	167,035,648	USD	1,512,073	HSB	03/28/19	21,882	—
JPY	66,588,262	USD	602,734	SSB	03/28/19	8,773	—
MXN	19,700,079	USD	955,623	HSB	02/14/19	40,387	—
MXN	36,179,682	USD	1,768,581	HSB	02/14/19	60,617	—
NZD	577,628	USD	392,400	HSB	02/14/19	—	4,407
NZD	615,082	USD	421,700	HSB	02/14/19	—	8,549
NZD	2,509,545	USD	1,705,236	HSB	02/14/19	—	19,571
PLN	2,835,983	USD	751,973	HSB	02/14/19	6,476	—
USD	239,810	AUD	335,638	HSB	02/14/19	3,213	—
USD	498,313	AUD	682,527	HSB	02/14/19	17,188	—
USD	1,276,148	AUD	1,782,131	HSB	02/14/19	19,894	—
USD	2,906,763	AUD	4,025,290	HSB	02/14/19	69,267	—
USD	1,387,381	AUD	1,951,859	HSB	03/28/19	10,622	—
USD	783,899	AUD	1,085,425	JPM	02/14/19	18,765	—

The accompanying notes are an integral part of these financial statements.

60   Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

USD	310,707	AUD	437,148	SSB	03/28/19	$2,362	$—
USD	276,021	CAD	369,082	HSB	02/14/19	5,385	—
USD	288,098	CAD	387,241	HSB	02/14/19	4,147	—
USD	2,192,849	CAD	2,932,168	HSB	02/14/19	42,782	—
USD	7,979,344	CAD	10,544,064	HSB	02/14/19	247,711	—
USD	2,817,249	CAD	3,802,103	HSB	03/28/19	26,762	—
USD	1,820,842	CAD	2,405,746	JPM	02/14/19	56,784	—
USD	337,325	CAD	455,213	SSB	03/28/19	3,229	—
USD	299,347	CLP	204,427,271	CIT	01/31/19	4,550	—
USD	1,018,003	CLP	704,407,052	CIT	01/31/19	2,203	—
USD	374,823	CZK	8,528,246	CIT	01/29/19	—	5,155
USD	556,411	CZK	12,687,333	HSB	02/14/19	—	9,142
USD	2,022,019	CZK	46,005,143	JPM	01/29/19	—	27,749
USD	407,411	EUR	357,306	HSB	01/10/19	—	2,208
USD	953,098	EUR	843,204	HSB	01/10/19	—	13,558
USD	1,552,100	EUR	1,370,372	HSB	01/10/19	—	18,908
USD	1,568,881	GBP	1,246,855	HSB	02/14/19	—	23,645
USD	4,552,789	GBP	3,533,293	HSB	02/14/19	39,949	—
USD	156,251	GBP	121,258	JPM	02/14/19	1,377	—
USD	1,627,382	HKD	12,715,543	SSB	03/28/19	—	545
USD	576,861	HUF	165,064,807	HSB	02/14/19	—	13,914
USD	1,002,953	HUF	278,625,242	JPM	05/08/19	—	192
USD	1,055,254	HUF	296,958,982	JPM	05/08/19	—	13,898
USD	650,730	ILS	2,434,120	HSB	03/28/19	—	4,553
USD	264,900	JPY	29,731,981	CIT	02/14/19	—	7,182
USD	979,400	JPY	110,350,075	HSB	02/14/19	—	30,431
USD	2,238,901	MXN	45,800,972	HSB	02/14/19	—	76,737
USD	700,863	MXN	14,339,630	JPM	02/14/19	—	24,130
USD	1,132,744	NOK	9,522,467	CIT	02/14/19	29,319	—
USD	829,961	NOK	7,143,366	HSB	02/14/19	2,217	—
USD	1,853,421	NOK	15,572,996	HSB	02/14/19	48,885	—
USD	2,632,094	NOK	22,793,221	HSB	03/28/19	—	13,853
USD	386,851	NZD	569,737	HSB	02/14/19	4,158	—
USD	593,131	NZD	873,446	HSB	02/14/19	6,436	—
USD	4,188,676	NZD	6,164,350	HSB	02/14/19	48,074	—

The accompanying notes are an integral part of these financial statements.

Annual Report   61

Lazard Retirement Global Dynamic Multi-Asset Portfolio (concluded)

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

USD	566,115	NZD	833,046	JPM	02/14/19	$6,557	$—
USD	391,243	PLN	1,488,495	HSB	02/14/19	—	6,837
USD	2,806,028	PLN	10,582,626	HSB	02/14/19	—	24,167
USD	695,543	SEK	6,208,094	HSB	03/28/19	—	9,702
USD	2,121,795	SGD	2,906,371	CIT	02/14/19	—	12,562
USD	834,579	SGD	1,143,081	HSB	02/14/19	—	4,868
USD	1,182,023	SGD	1,616,677	HSB	03/28/19	—	6,453
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,657,084	$627,949

The accompanying notes are an integral part of these financial statements.

62   Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments December 31, 2018

(*)	Non-income producing security.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 8 in the Notes to Financial Statements.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2018, these securities amounted to 1.0% of net assets of Lazard Retirement Global Dynamic Multi-Asset Portfolio.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2018.

(»)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
BBSW	—	Bank Bill Swap Reference Rate
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

AUD	—	Australian Dollar	ILS	—	Israeli Shekel
CAD	—	Canadian Dollar	JPY	—	Japanese Yen
CHF	—	Swiss Franc	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	NOK	—	Norwegian Krone
CZK	—	Czech Koruna	NZD	—	New Zealand Dollar
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	SEK	—	Swedish Krone
HKD	—	Hong Kong Dollar	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	USD	—	United States Dollar

Counterparty Abbreviations:

CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Annual Report   63

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

	Lazard		Lazard
	Retirement	Lazard	Retirement
	Emerging	Retirement	Global
	Markets	International	Dynamic
	Equity	Equity	Multi-Asset
Industry†	Portfolio	Portfolio	Portfolio

Common & Preferred Stocks and Corporate & Quasi Government Bonds
Aerospace & Defense	—%	2.2%	1.9%
Air Freight & Logistics	0.4	—	0.2
Airlines	—	1.4	0.6
Auto Components	1.3	0.9	0.3
Automobiles	3.6	2.3	0.6
Banks	25.8	10.4	6.7
Beverages	1.1	4.4	2.7
Biotechnology	—	—	1.2
Building Products	—	2.9	0.2
Capital Markets	—	0.9	3.1
Chemicals	—	3.7	1.0
Commercial Services & Suppliers	—	—	1.0
Communications Equipment	—	—	0.9
Construction & Engineering	—	1.6	0.4
Construction Materials	3.1	—	—
Consumer Finance	—	—	0.8
Diversified Consumer Services	—	—	0.1
Diversified Financial Services	—	—	0.8
Diversified Telecommunication Services	1.7	2.8	1.4
Electric Utilities	—	1.8	1.8
Electrical Equipment	—	1.0	0.8
Electronic Equipment, Instruments & Components	1.7	—	0.5
Energy Equipment & Services	—	—	0.2
Entertainment	2.9	3.2	0.8
Equity Real Estate Investment Trusts (REITs)	—	—	1.2
Food & Staples Retailing	2.1	—	1.4
Food Products	—	—	0.9
Gas Utilities	0.9	—	0.5
Health Care Equipment & Supplies	—	2.9	0.4
Health Care Providers & Services	0.7	0.7	1.8
Health Care Technology	—	—	0.1
Hotels, Restaurants & Leisure	—	2.4	2.2
Household Durables	1.1	0.9	0.1
Household Products	0.7	—	1.1

The accompanying notes are an integral part of these financial statements.

64   Annual Report

	Lazard		Lazard
	Retirement	Lazard	Retirement
	Emerging	Retirement	Global
	Markets	International	Dynamic
	Equity	Equity	Multi-Asset
Industry†	Portfolio	Portfolio	Portfolio

Independent Power & Renewable Electricity Producers	—%	—%	0.1%
Industrial Conglomerates	1.8	—	0.6
Insurance	3.2	8.2	3.7
Interactive Media & Services	1.1	—	0.8
Internet & Direct Marketing Retail	—	—	0.9
IT Services	5.0	1.5	3.1
Leisure Products	—	0.9	0.4
Life Sciences Tools & Services	—	—	1.2
Machinery	1.5	2.8	1.3
Media	—	1.2	0.9
Metals & Mining	2.1	2.0	0.8
Multiline Retail	0.7	1.8	0.4
Multi-Utilities	—	—	0.7
Oil, Gas & Consumable Fuels	8.7	6.6	2.5
Personal Products	0.7	3.7	1.6
Pharmaceuticals	—	4.3	4.4
Professional Services	—	4.1	1.4
Real Estate Management & Development	—	2.7	1.4
Road & Rail	—	1.0	1.0
Semiconductors & Semiconductor Equipment	7.1	—	1.2
Software	—	3.0	2.4
Specialty Retail	0.6	—	2.4
Technology Hardware, Storage & Peripherals	4.9	0.7	0.9
Textiles, Apparel & Luxury Goods	—	—	1.1
Tobacco	1.6	—	0.4
Trading Companies & Distributors	—	3.2	0.8
Transportation Infrastructure	1.0	—	—
Wireless Telecommunication Services	8.8	2.0	0.9
Subtotal	95.9	96.1	75.0
Foreign Government Obligations	—	—	13.3
Supranational Bonds	—	—	2.6
US Government Securities	—	—	0.5
US Municipal Bonds	—	—	0.7
US Treasury Securities	—	—	4.7
Short-Term Investments	4.5	3.5	2.8
Total Investments	100.4%	99.6%	99.6%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report   65

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

	Lazard	Lazard
	Retirement	Retirement
	Emerging Markets	International
December 31, 2018	Equity Portfolio	Equity Portfolio

ASSETS
Investments in securities, at fair value	$571,662,630	$169,088,351
Cash	—	—
Foreign currency, at fair value	357,057	89
Receivables for:
Dividends and interest	1,098,788	969,197
Capital stock sold	386,004	258,512
Investments sold	269,481	1,478
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	573,773,960	170,317,627

LIABILITIES
Payables for:
Foreign capital gains taxes	2,180,798	—
Management fees	492,646	98,527
Accrued distribution fees	87,380	36,890
Accrued custodian fees	71,495	11,851
Accrued professional services	49,595	26,180
Accrued shareholders’ reports	47,218	6,664
Capital stock redeemed	1,691,304	247,265
Investments purchased	14,028	188,065
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	12,988	3,913
Total liabilities	4,647,452	619,355
Net assets	$569,126,508	$169,698,272

NET ASSETS
Paid in capital	$612,130,373	$171,649,787
Distributable earnings (Accumulated loss)	(43,003,865)	(1,951,515)
Net assets	$569,126,508	$169,698,272

Service Shares
Net assets	$403,949,451	$169,698,272
Shares of capital stock outstanding*	21,481,506	19,737,430
Net asset value, offering and redemption price per share	$18.80	$8.60

Investor Shares
Net assets	$165,177,057	—
Shares of capital stock outstanding*	8,890,959	—
Net asset value, offering and redemption price per share	$18.58	—

Cost of investments in securities	$575,561,383	$169,066,995
Cost of foreign currency	$356,140	$89

*	$0.001 par value, 2,550,000,000 shares authorized for the Portfolios in total.
†	Shares values are rounded for presentation purposes.

The accompanying notes are an integral part of these financial statements.

66   Annual Report

Lazard	Lazard	Lazard
Retirement	Retirement	Retirement
US Equity	US Small-Mid Cap	Global Dynamic
Select Portfolio	Equity Portfolio	Multi-Asset Portfolio

$9,414,145	$51,633,093	$385,234,539
—	—	26,873
—	—	300,700

5,786	60,327	1,486,798
13,246	184,716	427,730
—	16,839	—
6,115	—	—

—	—	1,657,084
9,439,292	51,894,975	389,133,724

—	—	—
—	19,682	195,490
2,066	11,555	82,993
4,248	5,856	33,572
20,729	21,398	36,534
2,793	2,485	12,829
11,733	38,963	199,604
—	—	1,034,276

—	—	627,949
1,631	2,107	7,536
43,200	102,046	2,230,783
$9,396,092	$51,792,929	$386,902,941

$8,970,920	$53,989,656	$400,023,872
425,172	(2,196,727)	(13,120,931)
$9,396,092	$51,792,929	$386,902,941

$9,396,092	$51,792,929	$386,901,941
851,298	8,019,612	33,321,445

$11.04	$6.46	$11.61

—	—	$1,000
—	—	86 †

—	—	$11.61

$9,024,414	$54,678,385	$396,186,407
$—	$—	$300,463

Annual Report   67

Lazard Retirement Series, Inc. Statements of Operations

	Lazard	Lazard
	Retirement	Retirement
	Emerging Markets	International
For the Year Ended December 31, 2018	Equity Portfolio	Equity Portfolio

Investment Income (Loss)
Income
Dividends	$32,660,499	$5,605,744
Interest	—	—
Total investment income*	32,660,499	5,605,744
Expenses
Management fees (Note 3)	10,070,890	1,537,250
Distribution fees (Service Shares)	1,988,154	513,380
Custodian fees	488,778	77,141
Professional services	277,787	112,243
Administration fees	133,473	32,445
Shareholders’ reports	127,286	28,618
Directors’ fees and expenses	44,361	12,522
Shareholders’ services	36,403	12,348
Other	28,522	6,606
Total gross expenses	13,195,654	2,332,553
Management fees waived and expenses reimbursed	—	(44,472)
Total net expenses	13,195,654	2,288,081
Net investment income (loss)	19,464,845	3,317,663
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments**,#	(10,671,805)	7,927,589
Foreign currency transactions	(524,151)	(27,674)
Forward currency contracts	—	—
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(11,195,956)	7,899,915
Net change in unrealized appreciation (depreciation) on:
Investments†	(218,155,247)	(39,853,369)
Foreign currency translations	2,586	(13,070)
Forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(218,152,661)	(39,866,439)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	(229,348,617)	(31,966,524)
Net increase (decrease) in net assets resulting from operations	$(209,883,772)	$(28,648,861)
* Net of foreign withholding taxes of	$4,195,229	$590,988
** Net of foreign capital gains taxes of	$1,653,761	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$(2,053,180)	$—

#	On October 19, 2018, the Retirement Emerging Markets Equity Portfolio had redemptions-in-kind with total proceeds in the amount of $202,427,504. The loss on associated investments of $21,564,513 will not be realized for tax purposes.

The accompanying notes are an integral part of these financial statements.

68   Annual Report

Lazard	Lazard	Lazard
Retirement	Retirement	Retirement
US Equity	US Small-Mid Cap	Global Dynamic
Select Portfolio	Equity Portfolio	Multi-Asset Portfolio

$182,755	$822,086	$6,644,323
—	—	2,580,204
182,755	822,086	9,224,527

66,141	479,812	3,247,402
24,578	159,948	1,016,291
27,275	41,597	204,077
38,698	48,407	123,722
8,052	14,821	57,565
18,943	18,914	51,695
5,339	7,317	18,939
12,022	11,527	14,822
2,264	3,488	8,377
203,312	785,831	4,742,890
(105,117)	(50,120)	(480,655)
98,195	735,711	4,262,235
84,560	86,375	4,962,292

819,771	4,042,894	22,141,031
—	—	13,322
—	—	(556,434)

819,771	4,042,894	21,597,919

(1,300,023)	(12,106,742)	(55,656,919)
—	—	(10,670)
—	—	1,300,482

(1,300,023)	(12,106,742)	(54,367,107)

(480,252)	(8,063,848)	(32,769,188)

$(395,692)	$(7,977,473)	$(27,806,896)
$116	$—	$403,414
$—	$—	$—

$—	$—	$—

Annual Report   69

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement
	Emerging Markets Equity Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2018	2017

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$19,464,845	$16,629,612
Net realized gain (loss) on investments and foreign currency transactions	(11,195,956)	27,885,717
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(218,152,661)	228,603,256
Net increase (decrease) in net assets resulting from operations	(209,883,772)	273,118,585

Distributions to shareholders (Note 2(e))
Service Shares	(9,378,846)	(15,335,733)
Investor Shares	(4,002,664)	(4,580,560)
Net decrease in net assets resulting from distributions	(13,381,510)	(19,916,293)

Capital stock transactions
Net proceeds from sales
Service Shares	151,585,003	168,980,904
Investor Shares	29,848,287	46,100,850
Net proceeds from reinvestment of distributions
Service Shares	9,378,846	15,335,733
Investor Shares	4,002,663	4,580,560
Cost of shares redeemed
Service Shares	(521,420,248)	(325,859,757)
Investor Shares	(62,231,548)	(48,566,540)
Net increase (decrease) in net assets from capital stock transactions	(388,836,997)	(139,428,250)
Total increase (decrease) in net assets	(612,102,279)	113,774,042
Net assets at beginning of period	1,181,228,787	1,067,454,745
Net assets at end of period	$569,126,508	$1,181,228,787

Shares issued and redeemed

Service Shares
Shares outstanding at beginning of period	39,964,765	46,868,834
Shares sold	6,929,890	7,889,712
Shares issued to shareholders from reinvestment of distributions	499,204	670,092
Shares redeemed	(25,912,353)	(15,463,873)
Net increase (decrease)	(18,483,259)	(6,904,069)
Shares outstanding at end of period	21,481,506	39,964,765

Investor Shares
Shares outstanding at beginning of period	10,240,090	10,098,734
Shares sold	1,343,615	2,190,292
Shares issued to shareholders from reinvestment of distributions	216,835	202,231
Shares redeemed	(2,909,581)	(2,251,167)
Net increase (decrease)	(1,349,131)	141,356
Shares outstanding at end of period	8,890,959	10,240,090

The accompanying notes are an integral part of these financial statements.

70   Annual Report

Lazard Retirement		Lazard Retirement
International Equity Portfolio		US Equity Select Portfolio
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2018	2017	2018	2017

$3,317,663	$3,377,495	$84,560	$82,899

7,899,915	81,111,504	819,771	1,078,806

(39,866,439)	(23,520,836)	(1,300,023)	458,571

(28,648,861)	60,968,163	(395,692)	1,620,276

(13,042,984)	(52,161,700)	(1,155,414)	(434,022)
—	—	—	—
(13,042,984)	(52,161,700)	(1,155,414)	(434,022)

24,869,486	73,001,825	2,868,448	1,999,390
—	—	—	—

13,042,984	52,161,700	1,155,414	434,022
—	—	—	—

(47,828,950)	(565,677,666)	(2,906,868)	(4,227,255)
—	—	—	—

(9,916,480)	(440,514,141)	1,116,994	(1,793,843)
(51,608,325)	(431,707,678)	(434,112)	(607,589)
221,306,597	653,014,275	9,830,204	10,437,793
$169,698,272	$221,306,597	$9,396,092	$9,830,204

20,441,925	56,443,790	757,010	906,860
2,352,199	5,964,005	210,360	160,592

1,544,829	4,806,678	102,227	33,683
(4,601,523)	(46,772,548)	(218,299)	(344,125)
(704,495)	(36,001,865)	94,288	(149,850)
19,737,430	20,441,925	851,298	757,010

—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Annual Report   71

	Lazard Retirement
	US Small-Mid Cap Equity Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2018	2017

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$86,375	$60,436
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	4,042,894	7,517,861
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(12,106,742)	841,214
Net increase (decrease) in net assets resulting from operations	(7,977,473)	8,419,511

Distributions to shareholders (Note 2(e))
Service Shares	(6,347,972)	(6,387,223)
Net decrease in net assets resulting from distributions	(6,347,972)	(6,387,223)

Capital stock transactions
Net proceeds from sales
Service Shares	8,271,028	9,107,568
Investor Shares	—	—
Net proceeds from reinvestment of distributions
Service Shares	6,347,972	6,387,223
Cost of shares redeemed
Service Shares	(15,369,200)	(16,136,589)
Net increase (decrease) in net assets from capital stock transactions	(750,200)	(641,798)
Total increase (decrease) in net assets	(15,075,645)	1,390,490
Net assets at beginning of period	66,868,574	65,478,084
Net assets at end of period	$51,792,929	$66,868,574

Shares issued and redeemed

Service Shares
Shares outstanding at beginning of period	8,031,487	8,090,372
Shares sold	988,855	1,102,955
Shares issued to shareholders from reinvestment of distributions	874,346	790,116
Shares redeemed	(1,875,076)	(1,951,956)
Net increase (decrease)	(11,875)	(58,885)
Shares outstanding at end of period	8,019,612	8,031,487

Investor Shares†
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

†	The inception date for the Retirement Global Dynamic Multi-Asset Portfolio Investor Shares was December 31, 2018.

The accompanying notes are an integral part of these financial statements.

72   Annual Report

Lazard Retirement
Global Dynamic Multi-Asset Portfolio
Year Ended	Year Ended
December 31,	December 31,
2018	2017

$4,962,292	$4,238,978

21,597,919	18,647,334

(54,367,107)	38,581,654

(27,806,896)	61,467,966

(30,140,660)	(20,127,755)

(30,140,660)	(20,127,755)

97,760,849	86,194,773
1,000	—

30,140,660	20,127,755

(67,259,767)	(56,741,278)

60,642,742	49,581,250
2,695,186	90,921,461
384,207,755	293,286,294
$386,902,941	$384,207,755

28,474,543	24,807,688
7,208,760	6,565,631

2,632,693	1,499,459
(4,994,551)	(4,398,235)
4,846,902	3,666,855
33,321,445	28,474,543

—	—
86	—
86	—
86	—

Annual Report   73

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Service Shares
Net asset value, beginning of period	$23.59	$18.78	$15.70		$19.96	$21.51
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.42	0.31	0.23	^	0.27	0.37
Net realized and unrealized gain (loss)	(4.80)	4.89	3.04		(4.27)	(1.35)
Total from investment operations	(4.38)	5.20	3.27		(4.00)	(0.98)
Less distributions from:
Net investment income	(0.41)	(0.39)	(0.19)		(0.21)	(0.37)
Net realized gains	—	—	—		(0.05)	(0.20)
Total distributions	(0.41)	(0.39)	(0.19)		(0.26)	(0.57)
Net asset value, end of period	$18.80	$23.59	$18.78		$15.70	$19.96
Total Return (b)	–18.56%	27.76%	20.84	%^	–20.05%	–4.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$403,949	$942,572	$880,047		$754,835	$859,747
Ratios to average net assets:
Net expenses	1.36%	1.38%	1.37	%^	1.39%	1.38%
Gross expenses	1.36%	1.38%	1.38%		1.39%	1.38%
Net investment income (loss)	1.89%	1.45%	1.29	%^	1.43%	1.66%
Portfolio turnover rate	16%	10%	12%		9%	12%

The accompanying notes are an integral part of these financial statements.

74   Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Investor Shares
Net asset value, beginning of period	$23.31	$18.56	$15.51		$19.74	$21.28
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.45	0.37	0.26	^	0.32	0.42
Net realized and unrealized gain (loss)	(4.72)	4.83	3.02		(4.25)	(1.34)
Total from investment operations	(4.27)	5.20	3.28		(3.93)	(0.92)
Less distributions from:
Net investment income	(0.46)	(0.45)	(0.23)		(0.25)	(0.42)
Net realized gains	—	—	—		(0.05)	(0.20)
Total distributions	(0.46)	(0.45)	(0.23)		(0.30)	(0.62)
Net asset value, end of period	$18.58	$23.31	$18.56		$15.51	$19.74
Total Return (b)	–18.32%	28.07%	21.18	%^	–19.90%	–4.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$165,177	$238,656	$187,408		$158,018	$229,855
Ratios to average net assets:
Net expenses	1.11%	1.14%	1.12	%^	1.15%	1.14%
Gross expenses	1.11%	1.14%	1.14%		1.15%	1.14%
Net investment income (loss)	2.09%	1.74%	1.52	%^	1.71%	1.91%
Portfolio turnover rate	16%	10%	12%		9%	12%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was a 0.06% impact on the total return of the Portfolio. There was a 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report   75

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Service Shares
Net asset value, beginning of period	$10.83	$11.57	$12.28	$12.50	$13.26
Income (Loss) from investment operations:
Net investment income (loss)	0.18	0.31	0.19 ^	0.19	0.21
Net realized and unrealized gain (loss)	(1.70)	2.24	(0.71)	0.02	(0.76)
Total from investment operations	(1.52)	2.55	(0.52)	0.21	(0.55)
Less distributions from:
Net investment income	(0.17)	(0.33)	(0.16)	(0.21)	(0.21)
Net realized gains	(0.54)	(2.96)	(0.03)	(0.22)	—
Total distributions	(0.71)	(3.29)	(0.19)	(0.43)	(0.21)
Net asset value, end of period	$8.60	$10.83	$11.57	$12.28	$12.50
Total Return (a)	–13.91%*	22.33%	–4.29%^	1.75%	–4.21%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$169,698	$221,307	$653,014	$682,012	$690,324
Ratios to average net assets:
Net expenses	1.12%	1.11%	1.08%^	1.11%	1.09%
Gross expenses	1.14%	1.12%	1.09%	1.11%	1.09%
Net investment income (loss)	1.62%	1.11%	1.59%^	1.42%	1.59%
Portfolio turnover rate	33%	44%	28%	37%	34%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.01% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
*	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and was recorded in the period received. There was a 0.10% impact on the total return of the Portfolio.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

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LAZARD RETIREMENT US EQUITY SELECT PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Service Shares
Net asset value, beginning of period	$12.99	$11.51	$10.64	$12.15	$12.02
Income (Loss) from investment operations:
Net investment income (loss)	0.11	0.13	0.10	0.06	0.09
Net realized and unrealized gain (loss)	(0.53)	1.94	0.90	(0.73)	1.68
Total from investment operations	(0.42)	2.07	1.00	(0.67)	1.77
Less distributions from:
Net investment income	(0.10)	(0.20)	(0.01)	(0.05)	(0.09)
Net realized gains	(1.43)	(0.39)	(0.12)	(0.79)	(1.55)
Total distributions	(1.53)	(0.59)	(0.13)	(0.84)	(1.64)
Net asset value, end of period	$11.04	$12.99	$11.51	$10.64	$12.15
Total Return (a)	–3.32%	18.10%	9.42%	–5.44%	14.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,396	$9,830	$10,438	$11,529	$12,391
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses	2.07%	2.14%	2.48%	2.31%	2.59%
Net investment income (loss)	0.86%	0.84%	0.86%	0.53%	0.79%
Portfolio turnover rate	67%	76%	58%	86%	72%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

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LAZARD RETIREMENT US SMALL- MID CAP EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Service Shares
Net asset value, beginning of period	$8.33	$8.09	$7.39		$8.18	$8.71
Income (Loss) from investment operations:
Net investment income (loss)	0.01	0.01	0.03	^	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(1.04)	1.07	1.09		(0.19)	0.94
Total from investment operations	(1.03)	1.08	1.12		(0.21)	0.92
Less distributions from:
Net investment income	— (a)	(0.03)	—		—	—
Net realized gains	(0.84)	(0.81)	(0.42)		(0.58)	(1.45)
Total distributions	(0.84)	(0.84)	(0.42)		(0.58)	(1.45)
Net asset value, end of period	$6.46	$8.33	$8.09		$7.39	$8.18
Total Return (b)	–13.24%	13.95%	15.78	%^	–2.38%	11.03%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$51,793	$66,869	$65,478		$59,499	$63,491
Ratios to average net assets:
Net expenses	1.15%	1.19%	1.25	%^	1.25%	1.25%
Gross expenses	1.23%	1.25%	1.32%		1.35%	1.32%
Net investment income (loss)	0.14%	0.09%	0.46	%^	–0.22%	–0.20%
Portfolio turnover rate	81%	79%	94%		89%	92%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Amount is less than $0.01 per share.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

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LAZARD RETIREMENT GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Service Shares
Net asset value, beginning of period	$13.49	$11.82	$11.51	$11.86	$12.30
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.17	0.14	0.13	0.11
Net realized and unrealized gain (loss)	(1.06)	2.25	0.24	(0.19)	0.23
Total from investment operations	(0.90)	2.42	0.38	(0.06)	0.34
Less distributions from:
Net investment income	(0.18)	—	(0.03)	—	(0.07)
Net realized gains	(0.80)	(0.75)	(0.04)	(0.29)	(0.71)
Total distributions	(0.98)	(0.75)	(0.07)	(0.29)	(0.78)
Net asset value, end of period	$11.61	$13.49	$11.82	$11.51	$11.86
Total Return (b)	–6.57%	20.53%	3.30%	–0.44%	2.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$386,902	$384,208	$293,286	$222,666	$176,669
Ratios to average net assets :
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.17%	1.19%	1.25%	1.31%	1.33%
Net investment income (loss)	1.22%	1.28%	1.23%	1.18%	1.19%
Portfolio turnover rate	110%	104%	105%	114%	105%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share
of capital stock outstanding	Period Ended
throughout the period	12/31/18*

Investor Shares
Net asset value, beginning of period	$11.61
Income (Loss) from investment operations:
Net investment income (loss) (a)	—
Net realized and unrealized gain (loss)	— (c)
Total from investment operations	— (c)
Net asset value, end of period	$11.61
Total Return (b)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1
Ratios to average net assets:
Net expenses	0.00%
Gross expenses	0.00%
Net investment income (loss)	0.00%
Portfolio turnover rate	N/A

*	The inception date for the Investor Shares was December 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Lazard Retirement Series, Inc. Notes to Financial Statements December 31, 2018

1. Organization

Lazard Retirement Series, Inc. was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty-four no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the 1940 Act, are offered: Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement US Equity Select Portfolio (formerly, Lazard Retirement US Strategic Equity Portfolio) (“US Equity Select Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), and Lazard Retirement Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset Portfolio”). Each of the other nineteen Portfolios had not commenced operations as of December 31, 2018. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. As of December 31, 2018, only Lazard Retirement Emerging Markets Equity and Lazard Retirement Global Dynamic Multi-Asset Portfolios had issued Investor Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

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(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are

82   Annual Report

not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

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A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the

84   Annual Report

US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2018, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2018, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$(3,146,131)	$(30,177,508)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of

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the following tax year. For the tax year ended December 31, 2018, the following Portfolio elected to defer such losses as follows:

	Post-October	Late-Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral

International Equity	$(1,982,922)	$ —

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Emerging Markets Equity	$584,182,302	$72,937,493	$85,456,655	$(12,519,162)
International Equity	169,619,859	12,315,854	12,847,362	(531,508)
US Equity Select	9,029,865	959,576	575,296	384,280
US Small-Mid Cap Equity	54,856,372	2,953,396	6,176,675	(3,223,279)
Global Dynamic Multi-Asset	399,000,677	12,304,044	26,168,023	(13,863,979)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders;

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however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

		Total Distributable
Portfolio	Paid in Capital	Earnings

Emerging Markets Equity	$(21,564,513)	$21,564,513
International Equity	(1)	1
US Equity Select	1	(1)
US Small-Mid Cap Equity	(7,393)	7,393

In October 2018, the US Securities and Exchange Commission (the “SEC”) adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). The Fund adopted these amendments and such changes are reflected in these notes.

Under these amendments, it is no longer required to differentiate distributions from earnings as either net investment income or net realized capital gains or disclose a Portfolio’s undistributed net investment income within a Portfolio’s Statement of Changes in Net Assets. The presentation within the Portfolio’s Statement of Changes in Net Assets for the year ended December 31, 2017 also has been modified accordingly.

Below is the characterization of the Portfolio distributions and undistributed (distributions in excess of) net investment income

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(loss) for the year ended December 31, 2017 as previously disclosed in the Statement of Changes in Net Assets within the December 31, 2017 Annual Report:

From net investment income	Service Shares	Investor Shares

Emerging Markets Equity	$15,335,733	$4,580,560
International Equity	5,235,528	—
US Equity Select	149,459	—
US Small-Mid Cap Equity	230,504	—

From net realized gains	Service Shares

International Equity	$46,926,172
US Equity Select	284,563
US Small-Mid Cap Equity	6,156,719
Global Dynamic Multi-Asset	20,127,755

Undistributed (Distributions in excess of) net investment income (loss)	Amount

Emerging Markets Equity	$1,040,208
International Equity	341,314
US Equity Select	6,641
US Small-Mid Cap Equity	(5,449)
Global Dynamic Multi-Asset	(8,596)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2018	2017	2018	2017

Emerging Markets Equity	$13,381,510	$19,916,293	$ —	$ —
International Equity	3,070,111	5,235,528	9,972,873	46,926,172
US Equity Select	83,833	149,459	1,071,581	284,563
US Small-Mid Cap Equity	2,318,431	230,504	4,029,541	6,156,719
Global Dynamic Multi-Asset	8,515,036	10,108,756	21,625,624	10,018,999

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At December 31, 2018, the components of distributable earnings, on a tax basis, were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary Income	Long-Term	Appreciation
	(Deferred	Capital Gain	(Depreciation)
	Ordinary	(Deferred	Including
Portfolio	Losses)	Capital Losses)	Foreign Currency

Emerging Markets Equity	$5,023,467	$(33,323,639)	$ 14,703,693
International Equity	562,670	(1,982,922)	531,263
US Equity Select	1,131	39,761	384,280
US Small-Mid Cap Equity	—	1,026,552	(3,223,279)
Global Dynamic Multi-Asset	227,857	517,064	(13,865,852)

(f) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Service Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE

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trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
International Equity	0.75
US Equity Select (a)	0.65
US Small-Mid Cap Equity	0.75
Global Dynamic Multi-Asset	0.80

(a)	From January 1, 2018 to June 26, 2018, percentage was 0.70%.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2019 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below, the Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Invest-

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ment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Service Shares	Investor Shares

Emerging Markets Equity (a)	1.50%	1.20%
International Equity	1.10	N/A
US Equity Select	1.00	N/A
US Small-Mid Cap Equity	1.15	N/A
Global Dynamic Multi-Asset	1.05	0.90

(a)	From January 1, 2018 to June 26, 2018, percentages were 1.55% and 1.30%, respectively.

During the year ended December 31, 2018, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
	Management	Expenses
Portfolio	Fees Waived	Reimbursed

International Equity	$44,472	$—
US Equity Select	66,141	38,976
US Small-Mid Cap Equity	50,120	—
Global Dynamic Multi-Asset	480,655	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

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The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. Effective January 1, 2019, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director, and (3) an additional annual fee of $23,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund

92   Annual Report

Complex at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2018 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$151,888,662	$321,423,559
International Equity	65,744,604	86,911,535
US Equity Select	6,821,345	6,427,063
US Small-Mid Cap Equity	49,648,160	56,007,528
Global Dynamic Multi-Asset	451,133,964	422,443,547

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$22,459,352	$10,714,726

For the year ended December 31, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly

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vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the

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expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the

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proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

(e) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for

96   Annual Report

hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities

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•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2018:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant
	for Identical	Other	Significant
	Assets	Observable	Unobservable
	and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2018

Emerging Markets Equity Portfolio
Common Stocks*
Argentina	$8,509,881	$—	$—	$8,509,881
Brazil	6,002,998	43,576,465	—	49,579,463
China	44,876,979	67,559,715	—	112,436,694
Egypt	—	5,494,496	—	5,494,496
Hong Kong	—	5,865,311	—	5,865,311
Hungary	—	11,633,405	—	11,633,405
India	4,676,509	45,571,752	—	50,248,261
Indonesia	9,636,264	23,444,258	—	33,080,522
Luxembourg	3,789,799	—	—	3,789,799
Malaysia	—	3,732,817	—	3,732,817
Mexico	18,268,194	—	—	18,268,194
Pakistan	—	5,798,125	—	5,798,125
Philippines	3,457,296	—	—	3,457,296
Russia	6,946,499	44,024,846	—	50,971,345
South Africa	2,697,685	51,111,388	—	53,809,073
South Korea	—	79,527,836	—	79,527,836
Taiwan	—	28,938,901	—	28,938,901
Thailand	—	9,159,875	—	9,159,875
Turkey	—	11,531,167	—	11,531,167
Short-Term Investments	25,830,169	—	—	25,830,169
Total	$134,692,273	$436,970,357	$—	$571,662,630

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	Unadjusted
	Quoted Prices in
	Active Markets	Significant
	for Identical	Other	Significant
	Assets	Observable	Unobservable
	and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2018

International Equity Portfolio
Common Stocks*
Australia	$—	$3,390,969	$—	$3,390,969
Belgium	—	3,012,022	—	3,012,022
Canada	10,547,821	—	—	10,547,821
Denmark	—	2,431,084	—	2,431,084
Finland	—	4,979,339	—	4,979,339
France	—	19,156,432	—	19,156,432
Germany	—	6,325,799	—	6,325,799
Hong Kong	—	1,578,648	—	1,578,648
India	2,436,878	—	—	2,436,878
Ireland	2,336,670	—	—	2,336,670
Israel	—	1,326,898	—	1,326,898
Japan	—	22,192,614	—	22,192,614
Netherlands	—	11,796,744	—	11,796,744
Norway	—	5,379,598	—	5,379,598
Singapore	—	4,564,244	—	4,564,244
South Korea	—	1,213,273	—	1,213,273
Spain	—	3,076,728	—	3,076,728
Sweden	—	5,759,943	—	5,759,943
Switzerland	—	12,782,504	—	12,782,504
United Kingdom	—	26,256,623	—	26,256,623
United States	9,437,998	—	—	9,437,998
Preferred Stocks*
Germany	—	3,190,626	—	3,190,626
Short-Term Investments	5,914,896	—	—	5,914,896
Total	$30,674,263	$138,414,088	$—	$169,088,351
US Equity Select Portfolio
Common Stocks*	$9,375,916	$—	$—	$9,375,916
Short-Term Investments	38,229	—	—	38,229
Total	$9,414,145	$—	$—	$9,414,145
US Small-Mid Cap Equity Portfolio
Common Stocks*	$50,407,696	$—	$—	$50,407,696
Short-Term Investments	1,225,397	—	—	1,225,397
Total	$51,633,093	$—	$—	$51,633,093

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	Unadjusted
	Quoted Prices in
	Active Markets	Significant
	for Identical	Other	Significant
	Assets	Observable	Unobservable
	and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2018

Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$241,556	$5,464,949	$—	$5,706,505
Austria	—	157,372	—	157,372
Belgium	839,407	903,272	—	1,742,679
Canada	12,220,675	—	—	12,220,675
China	—	237,562	—	237,562
Denmark	—	491,243	—	491,243
Finland	1,958,329	—	—	1,958,329
France	1,467,055	5,414,547	—	6,881,602
Germany	944,683	3,928,543	—	4,873,226
Hong Kong	2,941,244	1,896,778	—	4,838,022
Israel	845,382	1,442,046	—	2,287,428
Italy	—	3,394,264	—	3,394,264
Japan	5,444,070	17,743,969	—	23,188,039
Malta	—	182,677	—	182,677
Netherlands	2,241,283	1,480,697	—	3,721,980
New Zealand	—	215,137	—	215,137
Norway	—	4,287,337	—	4,287,337
Portugal	—	206,872	—	206,872
Singapore	1,557,739	1,003,227	—	2,560,966
Spain	—	821,421	—	821,421
Sweden	2,963,584	520,924	—	3,484,508
Switzerland	2,225,168	2,912,497	—	5,137,665
United Kingdom	12,353,870	8,108,425	—	20,462,295
United States	144,899,475	281,421	—	145,180,896
Corporate Bonds*	—	32,735,469	—	32,735,469
Foreign Government Obligations*	—	51,520,157	—	51,520,157
Quasi Government Bonds*	—	3,287,118	—	3,287,118
Supranational Bonds	—	9,898,606	—	9,898,606
US Government Securities	—	1,843,412	—	1,843,412
US Municipal Bonds	—	2,577,123	—	2,577,123
US Treasury Securities	—	18,122,572	—	18,122,572
Short-Term Investments	11,011,382	—	—	11,011,382
Other Financial Instruments†
Forward Currency Contracts	—	1,657,084	—	1,657,084
Total	$204,154,902	$182,736,721	$—	$386,891,623

100   Annual Report

Unadjusted
Quoted Prices in
	Active Markets	Significant
	for Identical	Other	Significant
	Assets	Observable	Unobservable
	and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2018

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(627,949)	$—	$(627,949)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

9. Derivative Instruments

The Global Dynamic Multi-Asset Portfolio may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

During the year ended December 31, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$56,500,000
Average amounts sold	$52,000,000

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The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018:

Assets – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized appreciation on forward currency contracts	$1,657,084

Liabilities – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized depreciation on forward currency contracts	$627,949

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was:

Net Realized Gain (Loss) from:	Total

Forward currency contracts	$(556,434)

Net Change in Unrealized Appreciation (Depreciation) on:	Total

Forward currency contracts	$1,300,482

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2018.

As of December 31, 2018, the Global Dynamic Multi-Asset Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2018:

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$1,657,084	$—	$1,657,084

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		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Assets Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Received	Derivative Assets

Citibank NA	$326,834	$(64,818)	$—	$262,016
HSBC Bank USA NA	1,224,855	(495,543)	—	729,312
JPMorgan Chase Bank NA	88,503	(67,043)	—	21,460
State Street Bank and Trust Co.	16,892	(545)	—	16,347
Total	$1,657,084	$(627,949)	$—	$1,029,135

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$627,949	$—	$627,949

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Pledged	Derivative Liabilities

Citibank NA	$64,818	$(64,818)	$—	$—
HSBC Bank USA NA	495,543	(495,543)	—	—
JPMorgan Chase Bank NA	67,043	(67,043)	—	—
State Street Bank and Trust Co.	545	(545)	—	—
Total	$627,949	$(627,949)	$—	$—

10. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Management is currently evaluating the impact that the adoption of the amendment will have on the Fund’s financial statements and related disclosures. For public business entities, the amendments in this ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

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In August 2018, the FASB issued, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU apply to all entities that are required, under existing GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has evaluated the impact of the amendments and has elected to adopt these amendments and incorporate the changes in the current financial statements.

11. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

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Lazard Retirement Series, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lazard Retirement Series, Inc. and Shareholders of Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement US Equity Select Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, and Lazard Retirement Global Dynamic Multi-Asset Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (the “Fund”) comprising Lazard Retirement Emerging Markets Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement US Equity Select Portfolio (formerly Lazard Retirement US Strategic Equity Portfolio), Lazard Retirement US Small-Mid Cap Equity Portfolio and Lazard Retirement Global Dynamic Multi-Asset Portfolio (collectively the “Portfolios”) as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes to the financial statements. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Lazard Retirement Series, Inc. as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. fed-

Annual Report   105

eral securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 12, 2019

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

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Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Principal Occupation(s) and Other Public
Name (Year of Birth)	Position(s) with the	Company Directorships Held During the
Address(1)	Fund (Since) and Term(2)	Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)
Cornell Law School, Adjunct Professor (2013 – 2016, 2019)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (1962)	Director (May 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (1944)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

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Principal Occupation(s) and Other Public
Name (Year of Birth)	Position(s) with the	Company Directorships Held During the
Address(1)	Fund (Since) and Term(2)	Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)
Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2019, 39 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

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Name (Year of Birth)	Position(s) with the Fund	Principal Occupation(s)
Address(1)	(Since) and Term(2)	During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (1984)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (1958)	Treasurer (May 2003)	Vice President of the Investment Manager

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance (since September 2015)), of the Investment Manager

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018)

Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Annual Report   109

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Board Consideration of New Management Agreements*

Lazard Retirement International Equity Value Portfolio

At a meeting of the Board held on August 21, 2018 the Board considered the approval of the Management Agreement between the Fund, on behalf of the Lazard Retirement International Equity Value Portfolio (the “International Equity Value Portfolio”), and the Investment Manager (the “International Equity Value Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting (which also incorporated information pro-

*	Neither the Lazard Retirement International Equity Value Portfolio nor the Lazard Retirement International Compounders Portfolio had commenced operations as of December 31, 2018.

110   Annual Report

vided previously in connection with the renewal of the Management Agreement for other Fund Portfolios) addressing, among other matters, the nature, extent and quality of services that the Investment Manager would provide to the International Equity Value Portfolio, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds Complex of 41 active funds comprises approximately $32 billion of the approximately $240 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2018). The Board also received a presentation on the International Equity Value Portfolio from members of the International Equity Value Portfolio’s proposed portfolio management team, including the strategies to be employed for the International Equity Value Portfolio and information about the International Equity Value Portfolio’s management team, including professional biographies.

The Board considered the various services to be provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. Representatives of the Investment Manager stated that the Investment Manager believes that the International Equity Value Portfolio and its shareholders will be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; and marketing and shareholder servicing activities on behalf of the Fund’s Portfolios, which would include the International Equity Value Portfolio. The Board accepted management’s assertion that the International Equity Value Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager and that such services and infrastructure would be greater than those typically

Annual Report   111

provided to a $32 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the advisory fee and expense ratio of the International Equity Value Portfolio to those of a group of comparison funds selected by Strategic Insight (a “Group”). Representatives of the Investment Manager discussed with the Board the methodology used by Strategic Insight in constructing a comparison Group, noting the limitations of the process.

Advisory Fee and Expense Ratio. The Board discussed the proposed management fee to be paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratio (as limited by the Investment Manager (“net”)) for the International Equity Value Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratio for the International Equity Value Portfolio to its Group.1 The proposed contractual advisory fee and net expense ratio for the International Equity Value Portfolio were at the medians of its Group.

The Board also considered fees paid to the Investment Manager by one pooled investment vehicle that utilized the same investment strategy as the International Equity Value Portfolio (the “International Equity Value Account”). The Board discussed the fee to be paid to the Investment Manager by the International Equity Value Portfolio compared to the fees paid to the Investment Manager by the International Equity Value Account. Representatives of the Investment Manager discussed the nature of the International Equity Value Account and the significant differences in services provided by the Investment Manager to the International Equity Value Account as compared to the services to be provided to the International Equity Value Portfolio. The Board considered the relevance of the fee information provided for the International Equity

[1]	The International Equity Value Portfolio has one comparison group, corresponding to Service shares.

112   Annual Report

Value Account, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees to be paid to the Investment Manager by the International Equity Value Portfolio.

Performance. The Board considered the performance of the International Equity Value Account compared to the MSCI EAFE Index and the MSCI EAFE Value Index for various periods commencing in 2012, which showed that the performance of the International Equity Value Account (gross of fees) was above one or both of the Indexes in most of the periods shown, including in the calendar year 2017 and the year-to-date period ended June 30, 2018.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the International Equity Value Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the International Equity Value Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the International Equity Value Portfolio and the estimated profitability percentage of the International Equity Value Management Agreement to the Investment Manager and its affiliates from their relationships with the International Equity Value Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager representatives stated that they did not expect the Investment Manager to realize any current profits on the International Equity Value Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the International Equity Value Portfolio for at least two years following the International Equity Value Portfolio’s commencement of operations to maintain the expense ratio reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with the renewal of the International Equity Value Management Agreement. Representatives of the Investment Manager reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. Representatives of the Investment Manager stated that neither the

Annual Report   113

Investment Manager nor its affiliates were expected to receive any other significant indirect benefits from the Investment Manager acting as investment manager to the International Equity Value Portfolio. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the International Equity Value Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the International Equity Value Portfolio’s Service Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the evaluation of the International Equity Value Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $240 billion global asset management business.

•	The Board concluded that the fee to be paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services to be provided as discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the International Equity Value Portfolio increase and determined that it would continue to consider potential material economies of scale.

114   Annual Report

In evaluating the International Equity Value Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Manager, and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the International Equity Value Management Agreement. In deciding whether to vote to approve the International Equity Value Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Lazard Retirement International Compounders Portfolio

At a meeting of the Board held on November 13, 2018 the Board considered the approval of the Management Agreement between the Fund, on behalf of the Lazard Retirement International Compounders Portfolio (the “International Compounders Portfolio”), and the Investment Manager (the “International Compounders Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting (which also incorporated information provided previously in connection with the renewal of the Management Agreement for other Fund Portfolios) addressing, among other matters, the nature, extent and quality of services that the Investment Manager would provide to the International Compounders Portfolio, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds Complex

Annual Report   115

of 39 active funds comprises approximately $31 billion of the approximately $240 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2018). The Board also received a presentation on the International Compounders Portfolio from members of the International Compounders Portfolio’s proposed portfolio management team, including the strategies to be employed for the International Compounders Portfolio and information about the International Compounders Portfolio’s management team, including professional biographies.

The Board considered the various services to be provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. Representatives of the Investment Manager stated that the Investment Manager believes that the International Compounders Portfolio and its shareholders will be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; and marketing and shareholder servicing activities on behalf of the Fund’s Portfolios, which would include the International Compounders Portfolio. The Board accepted management’s assertion that the International Compounders Portfolio would be expected to benefit from the services and infrastructure provided by the Investment Manager and that such services and infrastructure would be greater than those typically provided to a $31 billion fund complex not managed by a large, global firm such as the Investment Manager.

116   Annual Report

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the advisory fee and expense ratio of the International Compounders Portfolio to those of a Group of comparison funds selected by Strategic Insight. Representatives of the Investment Manager discussed with the Board the methodology used by Strategic Insight in constructing a comparison Group, noting the limitations of the process.

Advisory Fee and Expense Ratio. The Board discussed the proposed management fee to be paid to the Investment Manager (referred to in the Strategic Insight materials as the “advisory fee”) and expense ratio (as limited by the Investment Manager (“net”)) for the International Compounders Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratio for the International Compounders Portfolio to its Group.2 The proposed contractual advisory fee and net expense ratio for the International Compounders Portfolio were below the medians of its Group.

The Board also considered fees paid to the Investment Manager by one other account that utilized the same investment strategy as the International Compounders Portfolio (the “International Compounders Account”). The Board discussed the fee to be paid to the Investment Manager by the International Compounders Portfolio compared to the fees paid to the Investment Manager by the Similar Account. Representatives of the Investment Manager discussed the nature of the Similar Account and the significant differences in services provided by the Investment Manager to the Similar Account as compared to the services to be provided to the International Compounders Portfolio. The Board considered the relevance of the fee information provided for the Similar Account, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees to be paid to the Investment Manager by the International Compounders Portfolio.

[2]	The International Compounders Portfolio has one comparison group, corresponding to Service shares.

Annual Report   117

Performance. The Board considered the performance of the International Compounders Account compared to the MSCI All Country World ex-US Index (the “Index”) for various periods, which showed that the performance of the Similar Account (gross of fees) was above the Index in most of the periods shown, including the since inception (January 1, 2016) period and the one- and two-year periods ended September 30, 2018.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the International Compounders Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the International Compounders Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the International Compounders Portfolio and the estimated profitability percentage of the International Compounders Management Agreement to the Investment Manager and its affiliates from their relationships with the International Compounders Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. Representatives of the Investment Manager stated that they did not expect the Investment Manager to realize any current profits on the International Compounders Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse expenses of the International Compounders Portfolio for at least two years following the International Compounders Portfolio’s commencement of operations to maintain the expense ratio reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with the renewal of the International Compounders Management Agreement. Representatives of the Investment Manager reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. Representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates were expected to receive any other significant indirect benefits from the Investment Manager acting as investment manager to the International Compounders Portfolio. The representatives of the Investment Manager stated that the Investment Manager intends to support

118   Annual Report

distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the International Compounders Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the International Compounders Portfolio’s Service Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to the evaluation of the International Compounders Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $240 billion global asset management business.

•	The Board concluded that the fee to be paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services to be provided as discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the International Compounders Portfolio increase and determined that it would continue to consider potential material economies of scale.

In evaluating the International Compounders Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Man-

Annual Report    119

ager, and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the International Compounders Management Agreement. In deciding whether to vote to approve the International Compounders Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

120   Annual Report

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
Telephone: 617-483-7000

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS010

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $222,172 in 2017 and $232,696 in 2018 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required preapproval by the Audit Committee were $175,000 in 2017 and $267,330 in 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $81,477 in 2017 and $60,935 in 2018. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S.

federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. This includes the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor of $53,417 in 2017 and $33,450 in 2018.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required preapproval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required preapproval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval of the Auditor's engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant's Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Preapproval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $938,003 in 2017 and $1,234,762 in 2018.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be preapproved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date March 8, 2019

By /s/ Christopher Snively

Christopher Snively

Chief Financial Officer

Date March 8, 2019